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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HF Financial Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2 2 5  S O U T H  M A I N  A V E N U E

S I O U X  F A L L S,  S O U T H  D A K O T A  5 7 1 0 4

P H O N E  ( 6 0 5 )  3 3 3 - 7 5 5 6 • F A X ( 6 0 5 ) 3 3 3 - 7 6 2 1

October 14, 2009

Dear Fellow Stockholder:

              On behalf of the Board of Directors of HF Financial Corp. (the "Corporation"), I cordially invite you to attend the Annual Meeting of Stockholders of the Corporation to be held at 2:00 p.m., Central Standard Time, on November 18, 2009, at the Best Western Ramkota Inn, located at 3200 West Maple Street, Sioux Falls, South Dakota 57107.

              Stockholders are being asked to vote upon the election of two directors of the Corporation and to ratify the appointment of Eide Bailly, LLP, as the Corporation's independent registered public accounting firm. Your Board of Directors unanimously recommends that you vote "FOR" each of the nominees for director and "FOR" the ratification of Eide Bailly, LLP.

              I encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying pre-addressed return envelope, which requires no postage if mailed within the United States, or authorize a proxy by telephone or through the internet site designated on the enclosed proxy card. This will save the Corporation additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

              Thank you for your attention to this important matter.

Very truly yours,

CURTIS L. HAGE Chairman, President and Chief Executive Officer

HF FINANCIAL CORP.
225 South Main Avenue
Sioux Falls, South Dakota 57104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 18, 2009

              Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of HF Financial Corp. (the "Corporation") will be held at 2:00 p.m., Central Standard Time, on November 18, 2009, at the Best Western Ramkota Inn, located at 3200 West Maple Street, Sioux Falls, South Dakota 57107.

              A proxy card and the Proxy Statement for the Meeting are enclosed along with the Corporation's Summary Report and Annual Report on Form 10-K for the fiscal year ended June 30, 2009. The Meeting is for the purpose of considering and acting upon:

  1.
  The election of William G. Pederson and David J. Horazdovsky, who have been nominated by the Nominating and Corporate Governance Committee, as Class I directors of the Corporation;

  2.
  The ratification of the appointment of Eide Bailly, LLP, as the Corporation's independent registered public accounting firm for the fiscal year ending June 30, 2010; and

  3.
  Such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Directors is not aware of any other business to come before the Meeting.

              Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 30, 2009, are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

              A complete list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose germane to the Meeting. Such stockholder list will be available for a period of ten days prior to the Meeting and may be examined at any time between 9:00 a.m. and 3:00 p.m. on days that the Corporation is open for business at the principal offices of the Corporation located at 225 South Main Avenue, Sioux Falls, South Dakota 57104. The list will also be available for examination throughout the duration of the Meeting.

              You are requested to complete, sign and date the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed pre-addressed envelope, which requires no postage if mailed within the United States, or authorize a proxy by telephone or through the internet site designated on the proxy card. The proxy will not be used if you attend and vote at the Meeting in person, although attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

By Order of the Board of Directors,

Pamela F. Russo Corporate Secretary

Sioux Falls, South Dakota
October 14, 2009

IMPORTANT: THE PROMPT RETURN OF PROXY CARDS WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. YOU MAY ALSO AUTHORIZE A PROXY BY TELEPHONE OR THROUGH THE INTERNET SITE DESIGNATED ON THE PROXY CARD.

Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting to be Held on November 18, 2009

              The proxy materials for the Corporation's Annual Meeting of Stockholders, including the 2009 Annual Report on Form 10-K, Proxy Statement and any other additional soliciting materials, are available over the Internet at http://bnymellon.mobular.net/bnymellon/hffc.

PROXY STATEMENT

HF FINANCIAL CORP.
225 South Main Avenue
Sioux Falls, South Dakota 57104

ANNUAL MEETING OF STOCKHOLDERS
November 18, 2009

Introduction

              This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of HF Financial Corp. (referred to herein as "we," "us," "our" and the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting"), to be held at the Best Western Ramkota Inn, located at 3200 West Maple Street, Sioux Falls, South Dakota 57107, on November 18, 2009, at 2:00 p.m., Central Standard Time, and at any adjournments or postponements of the Meeting. The cost of soliciting proxies will be borne by the Corporation. Directors, officers and employees of the Corporation may, without additional compensation, solicit proxies by mail, facsimile, e-mail, personal interview or telephone. The Corporation does not expect that specially engaged employees or paid solicitors will solicit proxies. Although the Corporation may use such employees or solicitors if the Corporation deems necessary, the Corporation has not made arrangements or contracted with any such employees or solicitors as of the date of this Proxy Statement. The accompanying Notice of Meeting, proxy card and this Proxy Statement are first being mailed to stockholders on or about October 14, 2009. Certain of the information provided herein relates to Home Federal Bank (the "Bank"), a wholly owned subsidiary and the primary operating entity of the Corporation.

              At the Meeting, the stockholders of the Corporation are being asked to consider and vote upon (i) the election of William G. Pederson and David J. Horazdovsky, as Class I directors of the Corporation, (ii) the ratification of the appointment of Eide Bailly, LLP, as the Corporation's independent registered public accounting firm for the fiscal year ending June 30, 2010, and (iii) any other matters that may properly come before the Meeting or any adjournments or postponements thereof.

              The close of business on September 30, 2009 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. Only stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting. The total number of shares of common stock, par value $.01 per share, of the Corporation (the "Common Stock") outstanding on the Record Date was 4,044,418, which are the only securities of the Corporation entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to a vote at the Meeting.

Voting Rights and Proxy Information

              All shares of Common Stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. Directors will be elected by a plurality of the votes cast at the Meeting by stockholders present in person or represented by proxy. Ratification of the appointment of Eide Bailly, LLP, as the Corporation's independent registered public accounting firm for the fiscal year ending June 30, 2010, requires the affirmative vote of the majority of the votes cast at the Meeting by stockholders present in person or represented by proxy. The Board of Directors does not know of any matters other than as described in the Notice of Meeting that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment.

              If no instructions are indicated, properly executed proxies will be voted "FOR" election of the nominees for director named herein and "FOR" the ratification of the appointment of Eide Bailly, LLP. Shares held by persons attending the Annual Meeting but not voted, shares represented by proxies that reflect abstentions as to a particular proposal and "broker non-votes" will be counted as present for purposes of determining a quorum, but will not be counted as votes cast with regard to the election of directors or the ratification of the appointment of Eide Bailly, LLP and will have no effect on the outcome of these proposals. A "broker non-vote" occurs when a bank, broker or other nominee holding shares for a beneficial owner in street name has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. One-third of the shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting.

              A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (i) the timely delivery of a valid, later-dated proxy, a later-dated vote by telephone, or a later-dated vote via the Internet, (ii) providing timely written notice of revocation to our Corporate Secretary at our principal executive offices at 225 South Main Avenue, Sioux Falls, South Dakota 57104, or (iii) attending the Meeting and giving oral notice of your intention to vote in person. If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (i) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (ii) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Meeting, presenting the completed legal proxy to the Corporation and voting in person. You should be aware that simply attending the Meeting will not in and of itself constitute a revocation of your proxy.

Security Ownership of Certain Beneficial Owners and Management

              The following table sets forth certain information regarding beneficial ownership of our Common Stock as of September 30, 2009, by (i) each person known to the Corporation to own beneficially more than 5% of our Common Stock, (ii) each director and director nominee of the Corporation, (iii) each officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Stock
PL Capital Group 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	326,721	[1]	8.08%
Dimensional Fund Advisors LP Palisades West, Building One, 6300 Bee Cave Road Austin, Texas 78746	290,013	[2]	7.17%
HF Financial Corp. Employee Stock Ownership Plan 225 South Main Avenue Sioux Falls, South Dakota 57104	196,312	[3]	4.85%
Curtis L. Hage, Chairman, President, Chief Executive Officer and Director	230,641	[4]	5.63%
Darrel L. Posegate, Executive Vice President, Chief Financial Officer and Treasurer and President, Home Federal Bank	40,461	[5]	1.00%
David A. Brown, Senior Vice President / Community Banking, Home Federal Bank	37,617	[6]	*
Jon M. Gadberry, Senior Vice President / Wealth Management, Home Federal Bank	2,312	[7]	*
Brent R. Olthoff, Senior Vice President / Chief Financial Officer and Treasurer, Home Federal Bank	2,494	[8]	*
Curtis J. Bernard, Director	5,836		*
Charles T. Day, Director	2,995		*
Christine E. Hamilton, Director	7,076		*
Robert L. Hanson, Director	52,025		1.29%
David J. Horazdovsky, Nominee	2,605		*
William G. Pederson, Director and Nominee	21,383	[9]	*
Thomas L. Van Wyhe, Director	17,524		*
Directors and executive officers as a group (18 persons)	500,977	[10]	12.05%

* Indicates individual owns less than one percent of outstanding shares of Common Stock.

1 The information regarding beneficial ownership by PL Capital Group is as reported in a Form 13D/A1 filed with the SEC on August 31, 2009 by:

  •
  Financial Edge Fund, LP ("Financial Edge Fund");

  •
  Financial Edge—Strategic Fund, LP ("Financial Edge—Strategic");

  •
  PL Capital/Focused Fund, L.P. ("Focused Fund");

  •
  PL Capital, LLC, general partner of Financial Edge Fund, Financial Edge—Strategic and Focused Fund and beneficiary of the PL Capital Defined Benefit Pension Plan ("PL Capital");

  •
  PL Capital Advisors, LLC, the investment advisor to Financial Edge Fund, Financial Edge—Strategic, Focused Fund and Goodbody/PL Capital, L.P. ("PL Capital Advisors");

  •
  Goodbody/PL Capital, L.P. ("Goodbody/PL LP");

  •
  Goodbody/PL Capital LLC, general partner of Goodbody/PL LP ("Goodbody/PL LLC");

  •
  John W. Palmer and Richard J. Lashley, as managing members of PL Capital, PL Capital Advisors and Goodbody/PL LLC and beneficiaries of the PL Capital Defined Benefit Pension Plan;

  •
  PL Capital Defined Benefit Pension Plan, a pension plan for PL Capital and its managing members Messrs. Palmer and Lashley;

  •
  Mr. John Palmer; and

  •
  Mr. Richard Lashley.

According to the Schedule 13D/A1, (a) Financial Edge Fund has shared voting and shared dispositive power over 118,950 shares, (b) Financial Edge—Strategic has shared voting and shared dispositive power over 47,650 shares, (c) Focused Fund has shared voting and shared dispositive power over 110,500 shares, (d) PL Capital has shared voting and shared dispositive power over 278,449 shares, (e) PL Capital Advisors has shared voting and shared dispositive power over 324,872 shares, (f) Goodbody/PL LP has shared voting and shared dispositive power over 47,772 shares, (g) Goodbody/PL LLC has shared voting and shared dispositive power over 47,772 shares, (h) PL Capital Defined Benefit Pension Plan has shared voting and shared dispositive power over 1,349 shares, (i) John Palmer has shared voting and shared dispositive power over 326,221 shares, (j) Richard Lashley has shared voting and shared dispositive power over 326,221 shares and sole voting and sole dispositive power over 500 shares.

2 The information regarding beneficial ownership by Dimensional Fund Advisors LP ("Dimensional") is as reported in a Schedule 13G/A8 filed with the SEC on February 9, 2009. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Corporation described in the Schedule 13G/A8 that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Corporation held by the Funds. However, all securities reported are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities held in their respective accounts. To the knowledge of Dimensional, the interest of any one such Fund does not exceed 5% of the class of securities. Dimensional disclaims beneficial ownership of all such securities.

3 Includes 196,312 shares allocated to the individual accounts of employees, officers and directors, over which shares such individuals are deemed to have sole voting and no investment power. Each participant may instruct the Employee Stock Ownership Plan ("ESOP") trustee, the Bank, as to the voting of the shares allocated to such participant's account under the ESOP.

4 Includes (a) 153,911 shares held directly by Mr. Hage, (b) 6,472 shares jointly held by Mr. Hage and his wife, over which Mr. Hage has shared voting and investment power, (c) 49,041 shares subject to options granted to Mr. Hage under the Corporation's 1991 Stock Option and Incentive Plan, as amended (the "1991 Plan") and the 2002 Stock Option and Incentive Plan (the "2002 Stock Plan") that are currently exercisable or exercisable within 60 days, (d) 7,853 shares of restricted stock over which Mr. Hage has the sole voting power and has the right to receive dividends, but does not have the right to dispose of prior to vesting, and (e) 13,364 shares allocated to Mr. Hage's account under the ESOP. Excludes 104,795 shares held solely by Mr. Hage's spouse, which he disclaims beneficial ownership.

5 Includes (a) 21,571 shares held directly by Mr. Posegate, (b) 10,475 shares subject to options and stock appreciation rights granted to Mr. Posegate under the 1991 Plan and 2002 Stock Plan that are currently exercisable or exercisable within 60 days, (c) 8,145 shares of restricted stock over which Mr. Posegate has the sole voting power and has the right to receive dividends, but does not have the right to dispose of prior to vesting, and (d) 270 shares allocated to Mr. Posegate's account under the ESOP.

6 Includes (a) 10,947 shares held directly by Mr. Brown, (b) 21,059 shares subject to options and stock appreciation rights granted to Mr. Brown under the 1991 Plan and 2002 Stock Plan that are currently exercisable or exercisable within 60 days, (c) 4,095 shares of restricted stock over which Mr. Brown has the sole voting power and has the right to receive dividends, but does not have the right to dispose of prior to vesting, and (d) 1,516 shares allocated to Mr. Brown's account under the ESOP.

7 Includes (a) 800 shares held directly by Mr. Gadberry and (b) 1,512 shares of restricted stock over which Mr. Gadberry has the sole voting power and has the right to receive dividends, but does not have the right to dispose of prior to vesting.

8 Includes (a) 110 shares held directly by Mr. Olthoff, (b) 1,343 shares of restricted stock over which Mr. Olthoff has the sole voting power and has the right to receive dividends, but does not have the right to dispose of prior to vesting, and (c) 1,041 shares subject to options and stock appreciation rights granted to Mr. Olthoff under the 2002 Stock Plan that are currently exercisable or exercisable within 60 days.

9 Includes (a) 18,963 shares held directly by Mr. Pederson, (b) 1,815 shares held in The Patan Woyute Trust of which Mr. Pederson is a trustee, and (c) 605 shares held by Mr. Pederson's spouse, which Mr. Pederson may be deemed to have shared voting and/or investment power.

10 Includes (a) 341,643 shares held directly by a director or executive officer or held by certain members of the families of the directors and executive officers, or held by trusts of which a director or executive officer is a trustee or substantial beneficiary, which the respective directors and executive officers may be deemed to have sole or shared voting and investment power, (b) 22,948 shares of restricted stock of over which the respective directors and executive officers have sole voting power and the right to receive dividends, but do not have the right to dispose of prior to vesting, (c) 112,767 shares subject to options and stock appreciation rights granted under the 1991 Plan and 2002 Stock Plan that are currently exercisable or exercisable within 60 days and (d) 23,619 shares allocated under the ESOP.

              As of September 30, 2009, directors and executive officers of the Corporation beneficially owned (excluding options and SARs currently exercisable or exercisable within 60 days) an aggregate of approximately 500,977 shares of Common Stock representing 12.05% of our Common Stock issued and outstanding. The Corporation believes that its directors and executive officers currently intend to vote their shares (i) "FOR" the election of William G. Pederson and David J. Horazdovsky as Class I directors and (ii) "FOR" the ratification of Eide Bailly, LLP as the Corporation's independent registered public accounting firm.

PROPOSAL I—ELECTION OF DIRECTORS

              The Corporation's Board of Directors currently consists of seven members. The Board of Directors is divided into three classes, with one class of directors elected annually. Directors of the Corporation are generally elected to serve for a three-year term or until their respective successors are elected and qualified.

              The Nominating and Corporate Governance Committee has nominated William G. Pederson and David J. Horazdovsky as Class I directors, to serve for a three-year term ending at the 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal). Mr. Horazdovsky is the only director nominee who is not a current director standing for reelection. Mr. Horazdovsky was identified and recommended by the Nominating and Corporate Governance Committee as a potential nominee.

              Each of the Class I director nominees has agreed to be named in this Proxy Statement and to serve as a director of the Corporation if elected. If, prior to the Meeting, the Board of Directors learns that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, selected by the Board.

              The continuing directors, Class II and Class III directors, will serve until the 2010 Annual Meeting of Stockholders and the 2011 Annual Meeting of Stockholders, respectively, and until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal). The accompanying proxy card is intended to be voted for the election of nominees for director named below, unless authority to vote for one or more nominees is withheld as specified on the proxy card.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE TWO DIRECTOR NOMINEES IDENTIFIED BELOW.

Information with Respect to Nominees and Continuing Directors

              The principal occupation and business experience for the last five years and certain other information with respect to each nominee for election as a director and the other directors of the Corporation are set forth below. The information concerning the nominees and the continuing directors has been furnished by them to the Corporation.

Information About Nominees

              WILLIAM G. PEDERSON, age 53, a Class I director, is Chief Executive Officer of Mesa Corp., Watertown, South Dakota, a wholesale distributor of automotive products. He has held his current position with Mesa Corp. since 1994. Mr. Pederson also previously held the position of Chairman and CEO of PAM Oil, Inc. from 1978 through 2008 at which time Mesa Corp. and PAM Oil, Inc. were combined. He has served as a director of both the Corporation and the Bank since 1996. Mr. Pederson is a Class I director nominee at the Meeting.

              DAVID J. HORAZDOVSKY, age 53, is the President and Chief Executive Officer of The Evangelical Lutheran Good Samaritan Society, where he has been employed in various capacities since 1978 and held his present position since 2004. He has served as a director of the Bank since 2007. Mr. Horazdovsky is a Class I director nominee at the Meeting.

Information About Continuing Directors

              CHARLES T. DAY, age 61, a Class II director, is the Vice Chairman of Twelve-Step Living Corporation ("TLC"), an organization providing non-medical chemical dependency recovery services. Prior to joining TLC in 2007, Mr. Day was employed as Senior Vice President/Finance and Treasurer for Sanford Health Systems from 2004 through 2007. From 1997 through 2004, Mr. Day was a national consulting partner for tax-exempt health care institutions and also focused on strategic finance, mergers and acquisitions, valuations and other capital formation transactions across a broad spectrum of industries. Mr. Day is also a Certified Public Accountant and was previously employed with Coopers & Lybrand as a tax partner. Mr. Day was elected to the Corporation's Board of Directors in November 2007, and has served as a director for the Bank since September 2007.

              ROBERT L. HANSON, age 63, a Class II director, is the Chief Executive Officer of Harold's Photo Centers, Sioux Falls, South Dakota, a retail photography and equipment company. He has held such position since 1980. He has served as a director of both the Corporation and the Bank since 1992.

              CURTIS L. HAGE, age 63, a Class III director, is the Chairman, President and Chief Executive Officer of the Corporation and Chairman and Chief Executive Officer of the Bank. Mr. Hage was elected Chairman of the Corporation in September 1996 and has held the position of President and Chief Executive Officer of the Corporation since February 1991. Mr. Hage joined the Bank in 1968 and served in various capacities prior to being elected its Chairman and Chief Executive Officer in 1991. Mr. Hage has served as a director of the Corporation since 1992 and the Bank since 1986.

              CHRISTINE E. HAMILTON, age 53, a Class III director, has served as the Managing Principal of a large diversified farming and ranching operation in central South Dakota since November 2000. She formed the MHCH Foundation, a non profit family foundation established to promote South Dakota and its future in the changing global economy. Ms. Hamilton serves on the boards of directors of a number of other entities, including the SDSU Foundation's governing board, the South Dakota Chamber of Commerce, South Dakota Rural Enterprise, Inc., Northern Great Plains, Inc., SDBio, and represents Hematech on a joint venture board. Ms. Hamilton has served as a director of the Corporation since June 2005 and the Bank since January 2003.

              THOMAS L. VAN WYHE, age 59, a Class III director, is a District Manager for Trane Company, Omaha, Nebraska and Sioux Falls, South Dakota, an air conditioning and heating sales and service company. He has been employed in various capacities by that organization since 1973 and has held his present position since 1994. Mr. Van Wyhe has served as a director of both the Corporation and the Bank since 1996.

              The Corporation owns all of the issued and outstanding shares of capital stock of the Bank and, therefore, the Corporation elects the directors of the Bank. There are no family relationships involving any of the Corporation's executive officers, directors and director nominees.

Meetings of the Board of Directors, Committees of the Board of Directors and Independent Directors

              Meetings of the Corporation's Board of Directors.    The Board of Directors held ten meetings and took written action without a meeting once during fiscal 2009. During fiscal 2009, all incumbent directors attended at least 75% of the aggregate of all Board meetings and meetings of Board committees on which he or she served.

              Committees of the Board of Directors.    The Board of Directors of the Corporation has a standing Audit Committee, a standing Personnel, Compensation and Benefits Committee (the "Compensation Committee") and a standing Nominating and Corporate Governance Committee.

              The Audit Committee assists the Board of Directors in fulfilling its oversight duties and responsibilities. Certain of the Audit Committee's specific duties and responsibilities include: overseeing the integrity of the Corporation's financial statements and the audits of such financial statements, accounting and financial reporting processes, disclosure controls and procedures and internal controls over financial reporting; monitoring the independence, qualifications and performance of the Corporation's independent auditors; and providing an avenue of communication among the Corporation's independent auditors, management, the internal auditing department and the Board of Directors.

              For fiscal 2009, the members of the Audit Committee were Directors Hanson (Chairman), Bernard and Van Wyhe, all of whom are independent directors as defined in the NASDAQ Marketplace Rules and in Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to the exemption set forth in Rule 10A-3(b)(1)(iv)(B) of the Exchange Act. The Board of Directors has determined that all three members of the Audit Committee satisfy the other requirements for audit committee membership of the NASDAQ Marketplace Rules and SEC requirements and that Director Bernard is an "audit committee financial expert," as that term is defined in Item 407(d)(5) of Regulation S-K. The Board determined that Mr. Bernard acquired such attributes through his experience in preparing, auditing, analyzing or evaluating financial statements containing accounting issues as generally complex as the Corporation's financial statements. The Audit Committee held four meetings and took written action without a meeting seven times during fiscal 2009. The Audit Committee acts pursuant to its Amended and Restated Charter, a copy of which is available to stockholders on the Corporation's website at http://www.homefederal.com/AboutHomeFederal/HFFinancialCorp.

              For fiscal 2009, the members of the Compensation Committee were Directors Pederson (Chair), Day, Hamilton and Van Wyhe, all of whom are independent directors as defined in the NASDAQ Marketplace Rules. The primary purpose of the Compensation Committee is to (a) assist the Board of Directors in carrying out its responsibilities with respect to (i) the Corporation's stock option and incentive plans, and (ii) compensation of the Corporation's executive officers, including the chief executive officer, and directors, (b) review the Compensation Discussion and Analysis to be included in the Corporation's annual report or proxy statement, (c) produce an annual report on executive compensation for inclusion in the Corporation's annual report or proxy statement, and (d) fulfill any other responsibilities set forth in its Amended and Restated Charter and any additional duties that may be assigned to the Compensation Committee by the Board of Directors from time to time. The Compensation Committee may form one or more subcommittees and, where appropriate, may delegate authority to such subcommittee(s). The Compensation Committee held four meetings and took written action without a meeting one time during fiscal 2009. The Compensation Committee acts pursuant to its Amended and Restated Charter, a current copy of which is available to stockholders on the Corporation's website at
http://www.homefederal.com/AboutHomeFederal/HFFinancialCorp. For a discussion of the role of the Corporation's executive officers and independent compensation consultant in determining or recommending the amount or form of executive compensation, see the "Compensation Discussion and Analysis" section below. The Corporation's executive officers have no role in determining or recommending the amount or form of director compensation.

              During fiscal 2009, the members of the Nominating and Corporate Governance Committee were Directors Day (Chair), Bernard, Hanson and Pederson, through March 31, 2009, and Directors Day (Chair), Hamilton, Hanson, and Van Wyhe from April 1, 2009 to present. Each of the directors who served on the Nominating and Corporate Governance Committee during fiscal 2009 is an independent director as defined in the NASDAQ Marketplace Rules. The Nominating and Corporate Governance Committee is responsible for, among other things, creating and maintaining the overall corporate governance policies for the Corporation, nominating persons to serve on the Board of Directors of the Corporation, and for overseeing performance evaluations for the Board of Directors as a whole and directors. The Nominating and Corporate Governance Committee held two meetings during fiscal 2009. The Nominating and Corporate Governance Committee acts pursuant to its Amended and Restated Charter, a current copy of which is available to stockholders on the Corporation's website at http://www.homefederal.com/AboutHomeFederal/HFFinancialCorp.

              Independent Directors and Director Nominees.    The Board of Directors has determined that the following current directors are independent directors as defined by the NASDAQ Marketplace Rules: Curtis J. Bernard, Charles T. Day, Christine E. Hamilton, Robert L. Hanson, William G. Pederson, and Thomas L. Van Wyhe. The Board of Directors has determined that the following Class I director nominee is also an independent director as defined by the NASDAQ Marketplace Rules: David J. Horazdovsky. Messrs. Pederson and Horazdovsky are both Class I director nominees for the Meeting.

Stockholder Communications with the Board of Directors and Director Attendance at Annual Meetings

              The Board of Directors has adopted a policy governing communications with the Board of Directors or specified individual directors. Stockholders wishing to communicate with the Board of Directors or any specified individual member of the Board of Directors should send a written communication to the Corporation's Corporate Secretary at the Corporation's principal executive offices: HF Financial Corp., 225 South Main Avenue, Sioux Falls, South Dakota, 57104. Any such written communication must state the number of shares of Common Stock owned by the stockholder.

              The Corporate Secretary will forward any such written communication to the recipient, unless the written communication is (i) abusive or inappropriate, (ii) related to an improper or irrelevant topic, or (iii) not related to the responsibilities or duties of the Board, in which case the

Corporate Secretary has the authority to discard the communication or to take appropriate legal or other action regarding the communication. All such communications shall be kept confidential to the extent possible.

              At each meeting of the Board of Directors, the Corporate Secretary will present a summary of all written communications received since the last Board meeting that were not forwarded to the indicated recipient and will make such written communications available to any director upon request.

              The Corporation does not have a formal policy regarding attendance by members of the Board of Directors at the Corporation's annual meeting of stockholders but the Corporation does encourage its directors to attend its annual meeting of stockholders. All of the Corporation's directors serving at the time of the 2008 Annual Meeting of Stockholders attended such meeting.

Director Nominations

              The Nominating and Corporate Governance Committee of the Board of Directors is responsible for determining what types of backgrounds are needed to help strengthen and balance the Board of Directors and for nominating candidates to fill vacancies accordingly. The Corporation's Certificate of Incorporation sets forth minimum qualifications for directors, providing that no person shall be eligible for election, reelection, appointment or reappointment to the Board of Directors of the Corporation who:

  •
  beneficially owns less than 100 shares of Common Stock;

  •
  has not attained at least 25 years of age;

  •
  has attained 70 years of age or more;

  •
  has been convicted of any felony;

  •
  is not eligible for whatever reason to serve on the board of directors of a federally chartered thrift institution; or

  •
  is at such time adjudicated or otherwise legally declared an incapacitated person by reason of mental weakness.

              In general, the Nominating and Corporate Governance Committee meets regularly and maintains a file of suitable candidates for consideration as director nominees. When nominating candidates to the Board of Directors, the Nominating and Corporate Governance Committee may consider, among other things, financial, regulatory and business experience; familiarity with and participation in the communities the Corporation serves; integrity, honesty and reputation; dedication to the Corporation and its stockholders; independence; and any other factors that the Nominating and Corporate Governance Committee deems relevant. Each nominee will be evaluated by the Nominating and Corporate Governance Committee in the context of the Board of Directors as a whole, with the objective of recommending a group of nominees that can best perpetuate the success of the Corporation. The Nominating and Corporate Governance Committee may use a variety of means to identify nominees, including, among other things, recommendations from stockholders, current directors and management.

              The Nominating and Corporate Governance Committee acts pursuant to its Amended and Restated Charter. This charter formalized the Corporation's policies regarding director candidates recommended by stockholders. It is the general policy of the Nominating and Corporate Governance Committee that it will consider a director candidate recommended by a stockholder. The Nominating and Corporate Governance Committee has established the following procedures for stockholders to submit such recommendations and only those director candidates recommended in accordance with such procedures will be considered by the Nominating and Corporate Governance Committee:

  •
  if a stockholder would like to recommend a director candidate for the next annual meeting, the stockholder must deliver such recommendation to the Corporation's Corporate Secretary at the Corporation's principal offices no later than the 120th calendar day before the date that the Corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year;

  •
  recommendations for candidates must be accompanied by (i) personal information regarding the candidate, including the name of the candidate, a list of the candidate's references, the candidate's resume or curriculum vitae and any information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Schedule 14A under the Exchange Act, (ii) the written consent of the person being recommended to being named in the proxy statement as a nominee and to serving as a director if elected; and (iii) certain information regarding the stockholder making the recommendation, including the stockholder's name and address, as they appear on the Corporation's books, the number and class of shares of the Corporation's capital stock owned, either directly or indirectly, by the stockholder (and, if owned indirectly, a current written statement from the record holder of the stock that reflects ownership in such stock), and a statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such other person;

  •
  a stockholder recommending a candidate may be asked to submit additional information regarding himself or herself or the candidate as determined by the Corporate Secretary or as necessary to satisfy the listing standards of the NASDAQ Stock Market, SEC rules and regulations or any other applicable rules and regulations; and

  •
  if a stockholder's recommendation is received on or before the date set forth above and is accompanied by the information set forth above, the Nominating and Corporate Governance Committee will evaluate such candidate, along with the other candidates being evaluated by the committee, in accordance with these policies, the Amended and Restated Charter of the Nominating and Corporate Governance Committee and any other policies and procedures established by the Nominating and Corporate Governance Committee or the Board of Directors.

              The Nominating and Corporate Governance Committee does not use different standards to evaluate nominees depending upon whether they are proposed by member of the Board of Directors, management of the Corporation or stockholders.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Overview

              The Corporation has no full time employees, relying upon employees of the Bank for the limited services required by the Corporation. All compensation paid to officers and employees is paid by the Bank. This Compensation Discussion and Analysis explains our compensation philosophy, policies and practices with respect to (i) the Corporation's Chairman, President and Chief Executive Officer, (ii) the Corporation's Executive Vice President, Chief Financial Officer and Treasurer, (iii) the Bank's Senior Vice President/Community Banking, (iv) the Bank's Senior Vice President/Wealth Management and (v) the Bank's Senior Vice President/Chief Financial Officer and Treasurer, which are collectively referred to as our "Named Executive Officers."

              The Personnel, Compensation and Benefits Committee (the "Compensation Committee") is responsible for our executive compensation program. In approving executive compensation, the Compensation Committee is guided by the following philosophy:

  •
  Base salaries should be competitive with respect to the 50th percentile of our Peer Group (as defined below). Based upon individual circumstances, individual salary levels may be higher or lower than the 50th percentile of our Peer Group.

  •
  Targeted cash compensation opportunity (which includes base salary, any cash bonuses and annual cash incentive awards) should be (i) competitive with the 50th percentile of our Peer Group when the Corporation's financial performance is at or near our Peer Group's financial performance, and (ii) consistent with the 75th percentile or higher of our Peer Group when the Corporation's financial performance is favorable to our Peer Group's financial performance.

  •
  Long-term incentive awards should align executive interests with stockholders, with equity awards generally being granted upon the Corporation achieving pre-established performance goals and for other general corporate purposes.

  •
  Targeted direct compensation opportunity (which includes cash compensation and equity awards) should be (i) competitive with the 50th percentile of our Peer Group when the Corporation's financial performance is at or near our Peer Group's financial performance, and (ii) consistent with the 75th percentile or higher of our Peer Group when the Corporation's financial performance is favorable to our Peer Group's financial performance.

              As pay and performance levels of our peers are not known at the time executive compensation decisions are made, actual executive compensation of the Named Executive Officers may be greater than or less than target compensation levels. It is the Compensation Committee's intent to address variances between performance and compensation with future compensation decisions. Additionally, in order for the Compensation Committee to be responsive to our specific performance and the dynamics of the Banking industry, from time to time, the above philosophies may be changed or not strictly followed.

              Our executive compensation program is designed to accomplish the following objectives:

  •
  Foster a pay-for-performance culture that is based on our financial performance;

  •
  Motivate executives to assume increased responsibility and reward them for their achievement;

  •
  Provide compensation opportunities that are comparable to our Peer Group, allowing us to compete for, and retain, top quality, dedicated executives who are critical to our long-term success; and

  •
  Align executives' interests with our stockholders through equity award opportunities.

              Our executive compensation program consists of elements that are generally constant (fixed pay) and that vary based on corporate performance (variable pay). Accordingly, as our financial performance increases, so does executive compensation. Conversely, if financial performance decreases, executive compensation should also decrease. In 2009, the variable pay component of each Named Executive Officers' total compensation was 29% to 43%, which is consistent with our pay-for-performance objective.

Role of the Personnel, Compensation and Benefits Committee in Setting Executive Compensation

              The Compensation Committee reviews and approves all compensation decisions for the Named Executive Officers, including their annual salaries, incentive awards and any other benefits and perquisites. The Compensation Committee aims to structure executive compensation in a manner that achieves the compensation objectives described above. In approving executive compensation, the Compensation Committee reviews and considers, among other things:

  •
  Our Chairman, President and Chief Executive Officer's recommendations on executive compensation, except for his own compensation;

  •
  Our financial and operating performance, such as our growth in diluted earnings per share and return on equity;

  •
  Competitive pay information of our Peer Group;

  •
  Historical compensation information of each Named Executive Officer; and

  •
  Recommendations and findings of our independent compensation consultant.

Role of Management in Setting Executive Compensation

              Our Chairman, President and Chief Executive Officer, Curtis L. Hage, regularly attends Compensation Committee meetings, but not executive sessions. In 2009, Mr. Hage advised the Compensation Committee regarding, among other things, (i) the general competitiveness of our executive compensation program, (ii) information on our business strategies and risks, financial results and other measures of operational performance, (iii) the findings of a benchmark analysis of our independent compensation consultant, Amalfi Consulting, LLC and (iv) his recommendations on the Named Executive Officers' annual salaries, incentive awards and other benefits and perquisites, other than himself. Mr. Hage did not make any recommendations to the Compensation Committee regarding the form or amount of his compensation in 2009.

              Mr. Posegate, our Executive Vice President, Chief Financial Officer and Treasurer, together with other members of management, also occasionally attend Compensation Committee meetings, but not executive sessions, for informational purposes upon the request of the Compensation Committee.

Role of the Independent Compensation Consultant

              In March 2009, the Compensation Committee engaged Amalfi Consulting, LLC, an independent consulting firm ("Amalfi"), to (i) review our executive compensation program, including to perform a benchmark analysis of the Named Executive Officers' annual base salaries, cash compensation, direct compensation, and total compensation, and (ii) review the 2009 incentive plan goals to ensure they are aligned with the marketplace. The benchmark analysis was performed utilizing the most recent compensation data of 20 publicly traded financial institutions as further described below.

Benchmarking of Executive Compensation

              Amalfi compared our 2009 executive compensation program against the executive compensation program of the following 20 publicly traded financial institutions (our "Peer Group"):

• Firstbank Corporation	• First Citizens Banc Corp.
• First Defiance Financial Corp.	• First Mid-Illinois Bancshares, Inc.
• BankFinancial Corporation	• HopFed Bancorp, Inc.
• Horizon Bancorp	• Isabella Bank Corporation
• Bank of Kentucky Financial Corp.	• First Business Financial Services, Inc.
• Hawthorn Bancshares, Inc.	• Ames National Corporation
• German American Bancorp, Inc.	• Pulaski Financial Corp.
• MutualFirst Financial, Inc.	• NorthWest Indiana Bancorp
• Centrue Financial Corporation	• Indiana Community Bancorp
• Princeton National Bancorp, Inc.	• Meta Financial Group, Inc.

              The above Peer Group was selected jointly by Amalfi and the Compensation Committee, primarily based upon the following criteria: assets under management, geographical location and commercial loan portfolio. The Compensation Committee elected not to use the peer group utilized in the Corporation's performance graph for purposes of benchmarking executive compensation, because the Compensation Committee believed the above companies better reflect the competition we face for executive talent.

Elements of Executive Compensation

              Our 2009 executive compensation program was primarily comprised of the following elements:

  •
  Base salary

  •
  Annual cash incentive award

  •
  Annual long-term incentive award in the form of cash, restricted stock and/or stock appreciation rights

  •
  Severance arrangements

  •
  Retirement benefits

  •
  Employee welfare benefits and other perquisites

              Generally, the Compensation Committee annually reviews each element of compensation individually and considers it collectively with the other elements to ensure each Named Executive Officer's total compensation is consistent with our executive compensation program's objectives.

              Each of the Named Executive Officers has entered into an employment agreement and change-in-control agreement with the Bank as further described below in this Proxy Statement.

              Base Salary    Our Named Executive Officers receive a base level of monthly income for the individual expertise, skills, knowledge and experience they offer to our management team. In July 2008, each of the Named Executive Officer's base salary was increased, as follows:

	Base Salary as of June 30, 2008	Base Salary as of July 1, 2008	Percentage increase in Base Salary
Curtis L. Hage Chairman, President and Chief Executive Officer of the Corporation	$345,690	$359,600	4%
Darrel L. Posegate Executive Vice President, Chief Financial Officer and Treasurer of the Corporation	$230,000	$239,200	4%
David A. Brown Senior Vice President/Community Banking of the Bank	$149,000	$155,000	4%
Jon M. Gadberry[1] Senior Vice President/Wealth Management of the Bank	$130,000	$135,200	4%
Brent R. Olthoff Senior Vice President/Chief Financial Officer and Treasurer of the Bank	$120,000	$132,000	10%

1Mr. Gadberry joined the Bank in December 2007.

              Except for Mr. Olthoff, each of the Named Executive Officers' received a 4% merit increase in base salary. Mr. Olthoff's base salary was increased 10% based upon market competitiveness and a subjective evaluation of his general performance.

              Annual Cash Incentive Awards    Annual cash incentive awards are made pursuant to the Bank's Short-Term Incentive Plan. The purpose of the Short-Term Incentive Plan is to motivate, reward and retain key executives, including the Named Executive Officers, by providing them competitive compensation opportunities based upon the Corporation's achievement of pre-established financial goals.

              At the beginning of each fiscal year, the Compensation Committee establishes the financial goals pursuant to which cash incentive awards are made under the Short-Term Incentive Plan, together with the payout ranges for each Named Executive Officer upon the Corporation's achievement of such financial goals. For 2009, cash incentive awards were based upon the Corporation's diluted earnings per share and the payout ranges were stated as a percentage of the Named Executive Officer's respective base salary. No cash incentive awards are paid unless the Corporation achieves a threshold level of performance, which in 2009 was 4% growth in diluted earnings per share. Generally, the cash incentive awards are paid promptly following the Audit Committee's acceptance of the Corporation's audited financial statements for the applicable fiscal year.

              In calculating diluted earnings per share, the Compensation Committee has discretion to adjust the Corporation's diluted earnings per share to (i) exclude from the calculation thereof any single, nonrecurring event that resulted in either a 10% increase or decrease on the earnings component of such calculation, and (ii) adjust the calculation thereof as the result of significant or material events. During 2009, the Compensation Committee did not exercise the above discretion.

              The Compensation Committee established the following 2009 payout ranges based upon the Corporation achieving growth in diluted earnings per share beyond a baseline of $1.45, which was the Corporation's diluted earnings per share in 2008 (referred to herein as "Diluted EPS"):

              Each of Curtis L. Hage and Darrel L. Posegate could have earned an award of:

  •
  20% of his respective base salary, if growth in Diluted EPS is equal to or greater than 4%;

  •
  50% of his respective base salary, if growth in Diluted EPS is equal to or greater than 7%;

  •
  75% of his respective base salary, if growth in Diluted EPS is equal to or greater than 10%; or

  •
  100% of his respective base salary, if growth in Diluted EPS is equal to 13%.

              Each of David A. Brown, Jon M. Gadberry and Brent R. Olthoff could have earned an award of:

  •
  10% of his respective base salary, if growth in Diluted EPS is equal to or greater than 4%;

  •
  25% of his respective base salary, if growth in Diluted EPS is equal to or greater than 7%;

  •
  37.5% of his respective base salary, if growth in Diluted EPS is equal to or greater than 10%; or

  •
  50% of his respective base salary, if growth in Diluted EPS is equal to 13%.

              Under the Short-Term Incentive Plan, cash incentive awards are interpolated to the extent that actual growth in Diluted EPS falls between designated target levels.

              To the extent the Corporation's growth in Diluted EPS exceeds 13% for 2009, the Named Executive Officers are further entitled to a portion of a pool of funds equal to 30% of such excess Diluted EPS over 13% (the "Capstone Pool"). For 2009, Messrs. Hage, Posegate, Brown, Gadberry and Olthoff were each eligible to receive 24%, 16%, 11%, 9% and 9%, respectively, of any Capstone Pool. As the Corporation's growth in Diluted EPS did not exceed 13% in 2009, no Capstone Pool was established.

              "Diluted EPS" was a focus of the Board of Directors and management during 2009, bears a direct relationship to our business plan and is a direct measurement of our underlying profitability. Paying annual cash incentive awards based upon Diluted EPS is meant to align our executives' interests with our stockholders, as well as foster a pay-for-performance culture.

              In setting the above payout ranges and Diluted EPS growth levels, the Compensation Committee considered (i) standards of its Peer Group, and (ii) the capacity to reward favorable performance, when and if achieved. Amalfi advised the Corporation that the Diluted EPS growth levels were aligned with the marketplace. Additionally, Messrs. Hage and Posegate were eligible to earn a greater cash incentive award than the other Named Executive Officers as a result of their greater roles and responsibilities within the Corporation and the Bank.

              For 2009, the Corporation's Diluted EPS was $1.61. The Corporation's 2009 Diluted EPS of $1.61 is an 11% increase over its 2008 Diluted EPS of $1.45. Accordingly, Messrs. Hage, Posegate, Brown, Gadberry and Olthoff were entitled to a cash incentive award under the Short-Term Incentive Plan equal to 75%, 75%, 37.5%, 37.5% and 37.5%, respectively, of their respective base salary. See the "Summary Compensation Table" set forth below for actual cash incentive awards paid to the Named Executive Officers in 2009 under the Short-Term Incentive Plan.

              In connection with Mr. Gadberry joining the Bank in December 2007, Mr. Gadberry was entitled to, among other things, participate in a cash incentive arrangement based upon achieving certain defined personal performance metrics for fiscal year 2008. Mr. Gadberry's cash incentive arrangement was effective only for fiscal year 2008 and was not effective for fiscal year 2009. Under the terms of Mr. Gadberry's cash incentive arrangement, he received a payment of $18,492 in fiscal year 2009 relating to his performance in fiscal year 2008. As indicated above, for fiscal year 2009, Mr. Gadberry participated in the Short-Term Incentive Plan like the other Named Executive Officers.

              Annual Long-Term Incentive Awards    Annual long-term incentive awards are made pursuant to the Bank's Long-Term Incentive Plan. The purpose of the Long-Term Incentive Plan is to reward key employees, including the Named Executive Officers, for the attainment of long-term goals of the Corporation. Generally, awards are payable in the form of cash, stock appreciation rights and/or restricted stock. Equity awards granted under the Long-Term Incentive Plan are issued from the pool of shares reserved for issuance under the Corporation's 2002 Stock Option and Incentive Plan and are governed by the terms of such plan.

              At the beginning of each fiscal year, the Compensation Committee establishes the financial goals pursuant to which incentive awards are made under the Long-Term Incentive Plan, together with the payout ranges for each Named Executive Officer upon the Corporation's achievement of such financial goals. For 2009, payment of long-term incentive awards was based upon the Corporation's return on equity and the payout ranges were stated as a percentage of each Named Executive Officer's respective base salary. No long-term incentive awards are paid unless the Corporation achieves a threshold level of performance, which in 2009 was an 8.5% return on equity. Generally, the long-term incentive awards are awarded promptly following the Audit Committee's acceptance of the Corporation's audited financial statements for the applicable fiscal year.

              In calculating return on equity, the Compensation Committee may exercise discretion to (i) exclude from the calculation thereof any single, non recurring event that results in either a 10% increase or decrease on the earnings component of such calculation, and (ii) adjust the calculation thereof as the result of significant or material events. During 2009, the Compensation Committee did not exercise the above discretion.

              For 2009, the Compensation Committee determined that incentive awards under the Long-Term Incentive Plan would be allocated:

  •
  50% in the form of restricted stock and 50% in the form of stock appreciation rights settled in our Common Stock ("SARs") with respect to awards made to Darrel L. Posegate, David A. Brown, Jon M. Gadberry and Brent R. Olthoff; and

  •
  100% in the form of cash with respect to awards made to Curtis L. Hage.

              In determining the allocation of awards between cash, restricted stock and/or SARs, the Compensation Committee considered (i) the appropriate balance between awards for past performance and incentives for future performance, (ii) overall risk of the pay package, and (iii) award sizes in prior years. Except for Mr. Hage, the Named Executive Officer's current holdings of our Common Stock were not considered. With respect to the Chairman, President and Chief Executive Officer, the Compensation Committee determined that cash awards, in lieu of equity awards, would provide a more appropriate form of incentive compensation in light of Mr. Hage's level of tenure and level of ownership of the Corporation.

              Generally, restricted stock awards and SARs granted under the Long-Term Incentive Plan vest in one-fourth annual increments, beginning on the first anniversary of their grant date. The vesting schedule was strategically chosen to be competitive and enhance our retention efforts. The exercise price of the stock appreciation rights is equal to the closing sale price of our Common Stock on the date of grant. The restricted stock awards do not have an exercise price. Dividends are paid on restricted stock awards at the same rate as our Common Stock. Dividends are not paid on stock appreciation rights.

              For 2009, the Compensation Committee established the following payout ranges based upon the Corporation achieving a minimum return on equity ("ROE") of 8.5%:

              Each of Curtis L. Hage and Darrel L. Posegate could have earned an award of:

  •
  15% of his respective base salary, if ROE is equal to or greater than 8.5%;

  •
  30% of his respective base salary, if ROE is equal to or greater than 10%;

  •
  45% of his respective base salary, if ROE is equal to or greater than 11.5%;

  •
  60% of his respective base salary, if ROE is equal to or greater than 13%; or

  •
  a maximum bonus of 75% of his respective base salary, if ROE is equal to or greater than 14.5%.

              Each of David A. Brown, Jon M. Gadberry and Brent R. Olthoff could have earned an award of:

  •
  10% of his respective base salary, if ROE is equal to or greater than 8.5%;

  •
  20% of his respective base salary, if ROE is equal to or greater than 10%;

  •
  30% of his respective base salary, if ROE is equal to or greater than 11.5%;

  •
  40% of his respective base salary, if ROE is equal to or greater than 13%; or

  •
  a maximum bonus of 50% of his respective base salary, if ROE is equal to or greater than 14.5%.

              Under the Long-Term Incentive Plan, incentive awards are interpolated to the extent that actual ROE falls between designated target levels.

              "ROE" was a focus of the Board of Directors and management during 2009, bears a direct relationship to our business plan and is a direct measurement of our underlying profitability. Paying long-term incentive awards based upon ROE is meant to align our executives' interests with our stockholders, as well as foster a pay-for-performance culture.

              In setting the above payout ranges and the ROE performance levels, the Compensation Committee considered (i) standards of its Peer Group, and (ii) the capacity to reward favorable performance, when and if achieved. Amalfi advised the Corporation that the ROE performance levels were aligned with the marketplace. Additionally, Messrs. Hage and Posegate were eligible to earn a greater long-term incentive award than the other Named Executive Officers as a result of their greater roles and responsibilities within the Corporation and the Bank.

              For 2009, the Corporation's ROE was 9.73%. Accordingly, Messrs. Hage, Posegate, Brown, Gadberry and Olthoff were each entitled to a long-term incentive award equal to 27%, 27%, 18%, 18% and 18%, respectively, of their respective base salary. See the "Grants of Plan-Based Awards for 2009" table set forth below for actual long-term incentive awards paid in cash to Mr. Hage and in restricted stock and SARs to the other Named Executive Officers in 2009.

              Severance Arrangements    Each of the Named Executive Officers has previously entered into an employment agreement and change-in-control agreement with the Bank. See "Employment Agreements" and "Potential Payments Upon Termination or a Change-in-Control" for a detail discussion of the terms and conditions of these agreements.

              Retirement Benefits    The Bank provides retirement benefits to all of its employees, including the Named Executive Officers, through the following plans:

  •
  HF Financial Corp. Pension Plan, a defined benefit pension plan (the "Pension Plan");

  •
  HF Financial Corp. Employee Stock Ownership Plan (the "ESOP"); and

  •
  HF Financial Corp. 401(k) Plan (the "401(k) Plan").

              In addition to the above, Messrs. Hage and Posegate receive contributions under the HF Financial Corp. Excess Pension Plan, an unfunded non-qualified excess pension plan (the "Excess Pension Plan"). The Bank and Mr. Hage have also previously entered into an Amended and Restated Deferred Compensation Agreement (the "Deferred Compensation Agreement"). As of June 30, 2008, we are no longer granting shares of our Common Stock to any Bank employees under the ESOP.

              The above plans, as well as the Deferred Compensation Agreement, are designed in combination to provide an appropriate level of replacement income upon retirement. Further discussion of these plans and the Deferred Compensation Agreement is set forth below in this Proxy Statement.

              Employee Welfare Benefits and Other Perquisites    The Named Executive Officers are eligible to participate in the Bank's flexible benefits plans, which are generally available to all Bank employees. Under these plans, all employees are entitled to medical, dental, life insurance and long-term disability coverage. Additionally, all of the Bank employees are entitled to vacation, sick leave and other paid holidays. The Compensation Committee believes that the Corporation's commitment to provide the employee benefits summarized above recognizes that the health and well-being of our employees contribute directly to a productive and successful work life that enhances results for the Corporation and its stockholders.

              In addition to the employee welfare benefits discussed above, the Named Executive Officers receive the following perquisites:

  •
  401(k) matching contributions

  •
  Country club dues

  •
  Travel reimbursement for spouses to attend certain events

  •
  Parking

              The Compensation Committee has determined to offer the above-described perquisites in order to attract and retain the Named Executive Officers by offering compensation opportunities that are competitive with our Peer Group. The Compensation Committee believes these benefits and perquisites provide a more tangible incentive than an equivalent amount of cash compensation. In determining total compensation payable to the Named Executive Officers in 2009, the Compensation Committee considered these benefits and perquisites. However, as these benefits and perquisites represent a relatively insignificant portion of the Named Executive Officers' total compensation, they did not materially influence the Compensation Committee's decision in setting such executive's total compensation.

              See the "Summary Compensation Table" set forth below for a description of the benefits and perquisites received by the Named Executive Officers in 2009.

Impact of Participation in the U.S. Treasury's Capital Purchase Program

              On November 21, 2008, we entered into a purchase agreement with the Treasury pursuant to the Capital Purchase Program (the "CPP"), established under the Troubled Asset Relief Program authorized by the Emergency Economic Stabilization Act (the "EESA"), pursuant to which we agreed to issue and sell (i) 25,000 shares of our Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share (the "Preferred Stock"), and (ii) a warrant to purchase up to 302,419 shares of our Common Stock, par value $0.01 per share, at an initial exercise price of $12.40 per share (the "Warrant"), for an aggregate purchase price of $25 million in cash.

              As a result of our participation in the CPP, we agreed to adopt certain standards for executive compensation and corporate governance for as long as the Treasury owns any of our equity securities issued in connection with the CPP, including the Preferred Stock (the "TARP Assistance Period"). Specifically, we were required to, among other things:

  •
  Ensure that our incentive compensation does not encourage our Named Executive Officers to take unnecessary and excessive risks;

  •
  Recover or "clawback" any bonus or incentive compensation paid to our Named Executive Officers based on materially inaccurate earnings statements or similar criteria;

  •
  Prohibit any "golden parachute payments" to our Named Executive Officers; and

  •
  Agree not to deduct for tax purposes executive compensation in excess of $500,000 in any one fiscal year for each of our Named Executive Officers.

              As a condition of the Corporation participating in the CPP, certain of our executive officers entered into a letter agreement and waiver agreeing to comply with certain restrictions on executive compensation, including one or more of the restrictions summarized immediately above. Forms of the letter agreement and waiver are attached as Exhibits 10.2 and 10.3 to the Corporation's Current Report on Form 8-K filed with the SEC on November 21, 2008.

              In accordance with the requirements of the CPP, the Compensation Committee conducted a risk review within 90 days of the Treasury's purchase of the Preferred Stock. This risk review required the Compensation Committee to review all bonus and incentive compensation arrangements with the Named Executive Officers to ensure that such compensation arrangements do not encourage the Named Executive Officers to take unnecessary and excessive risks that threaten the value of the Corporation. In addition, during the TARP Assistance Period, the EESA requires the Compensation Committee to meet at least annually with the Corporation's senior risk officers, or other personnel that act in a similar capacity, to review the relationship between the Corporation's risk management policies and the Named Executive Officers' incentive arrangements. Following each such review, the Compensation Committee must certify in the Corporation's annual proxy statement that it has completed this annual review and state that it has made reasonable efforts to ensure that such compensation does not encourage the Named Executive Officers to take unnecessary and excessive risks that threaten the value of the Corporation. The Compensation Committee has conducted such review and determined that the Corporation's bonus and incentive compensation arrangements with the Named Executive Officers do not encourage the Named Executive Officers to engage in unnecessary or excessive risk-taking. The Compensation Committee's certification is included in the Personnel, Compensation and Benefits Committee Report set forth below.

              On February 17, 2009, the American Recovery and Reinvestment Act of 2009 (the "ARRA") was enacted as part of the economic stimulus or economic recovery package. The ARRA retroactively amended the executive compensation and corporate governance standards of the EESA. The ARRA executive compensation and corporate governance standards are in effect during the period in which any obligation from financial assistance provided under TARP remains outstanding, but are not in effect during any period in which the Treasury only holds a warrant to purchase common stock.

              On June 3, 2009, we entered into a Repurchase Letter Agreement with the Treasury pursuant to which we completed the repurchase of our Preferred Stock from the Treasury. The repurchase price of the Preferred Stock was $25 million, plus a final accrued dividend of $62,500. On June 30, 2009, we entered into a Warrant Repurchase Letter Agreement with the Treasury pursuant to which we repurchased our Warrant from the Treasury for a purchase price of $650,000.

Tax Considerations

              Generally, section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation the Corporation may deduct for federal income tax purposes in any one year with respect to the Corporation's covered employees. However, compensation that is "performance-based," which is compensation that is paid pursuant to pre-established objective performance goals that are based on criteria approved by the stockholders and is determined and administered by the Compensation Committee according to related regulations, is excluded from this $1,000,000 limitation and is deductible by the Corporation.

              Notwithstanding the above, the deductibility of executive compensation paid by the Corporation is limited under the provisions of the CPP and the EESA described above. As part of its participation in the CPP, the Corporation agreed to be subject to amendments to Section 162(m) that limit the deductibility of all compensation, including performance based compensation, to $500,000 per executive with respect to any taxable year during which the Treasury retains its CPP investment in the Corporation. The application of the $500,000 limitation is allowed on a pro rata basis with respect to calendar years during which the Treasury held its investment for less than the full year, as was the case in fiscal 2009 when the investment was held by the Treasury from November 21, 2008 to June 3, 2009. Accordingly, all of the compensation paid to the Named Executive Officers in 2009 was deductible by the Corporation, except for $67,800 paid to Curtis L. Hage.

Equity Grant Practices

              The Compensation Committee has approved, or recommended to the Board of Directors for approval, all grants of equity compensation to the Named Executive Officers. The Corporation does not have a formal policy on timing of equity grants in connection with the release of material non-public information to affect the value of compensation. In the event that material non-public information becomes known to the Compensation Committee prior to granting equity awards, the Compensation Committee will take the existence of such information under advisement and make an assessment in its business judgment whether to delay the grant of the equity award in order to avoid any impropriety.

Executive Compensation in 2009

              In July 2009, one or more of the Named Executive Officer's base salary was adjusted as follows:

	Base Salary as of June 30, 2009	Base Salary as of July 1, 2009
Curtis L. Hage	$359,600	$359,600
Darrel L. Posegate	$239,200	$239,200
David A. Brown	$155,000	$160,000
Jon M. Gadberry	$135,200	$140,000
Brent R. Olthoff	$132,000	$140,000

Personnel, Compensation and Benefits Committee Report

              The Personnel, Compensation and Benefits Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Personnel, Compensation and

Benefits Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2009.

              The Personnel, Compensation and Benefits Committee certifies that it has reviewed with the Corporation's senior risk officer the Corporation's incentive compensation arrangements with the Named Executive Officers and has made reasonable efforts to ensure that such incentive compensation arrangements do not encourage the Named Executive Officers to take unnecessary and excessive risks that threaten the value of the Corporation.

              HF Financial Corp. Personnel, Compensation and Benefits Committee

2009 Members

William G. Pederson (Chair)
Charles T. Day
Christine E. Hamilton
Thomas L. Van Wyhe

 EXECUTIVE COMPENSATION

              The following table summarizes total compensation paid or earned by our Named Executive Officers who served in such capacities during 2009, 2008 and 2007.

              Based on the fair value of incentive equity awards granted to the Named Executive Officers in 2009, (i) the base salaries of our Named Executive Officers for 2009 accounted for approximately 36%, 42%, 52%, 52%, and 63%, of the total compensation of Messrs. Hage, Posegate, Brown, Gadberry and Olthoff, respectively, and (ii) cash incentive awards paid to our Named Executive Officers under the Short-Term Incentive Plan (and also paid to Mr. Hage under the Long-Term Incentive Plan) for 2009 accounted for approximately 37%, 32%, 20%, 27%, and 24%, of the total compensation of Messrs. Hage, Posegate, Brown, Gadberry and Olthoff, respectively.

Summary Compensation Table for 2009, 2008 and 2007

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)[1] (d)	Stock Awards ($)[2] (e)	Option/ SAR Awards ($)[2] (f)	Non-Equity Incentive Plan Compensation ($)[3] (g)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)[4] (h)	All Other Compensation ($)[5] (i)	Total ($) (j)
Curtis L. Hage, Chairman, President and Chief Executive Officer of the Corporation	2009	359,600	0	134,099	0	366,792	42,631	84,075	987,197
	2008	345,690	0	151,230	0	542,171	127,436	55,539	1,222,066
	2007	334,000	0	160,178	8,759	282,100	69,098	34,006	888,141
Darrel L. Posegate, Executive Vice President, Chief Financial Officer and Treasurer of the Corporation	2009	239,200	0	77,723	10,631	179,400	29,541	28,600	565,095
	2008	230,000	0	81,891	6,033	394,336	16,485	22,368	751,113
	2007	204,230	0	81,383	6,588	178,544	14,429	21,222	506,396
David A. Brown, Senior Vice President/Community Banking of the Bank	2009	155,000	0	42,944	4,384	58,125	17,739	17,077	295,269
	2008	149,000	0	46,696	2,653	191,065	16,887	19,292	425,593
	2007	144,000	0	49,210	3,465	76,300	11,339	17,457	301,771
Jon M. Gadberry, Senior Vice President/Wealth Management of the Bank[6]	2009	135,200	20,000	2,188	0	69,192	13,768	18,433	258,781
Brent R. Olthoff, Senior Vice President/Chief Financial Officer of the Bank	2009	132,000	0	1,731	1,731	49,500	14,160	8,770	207,892
	2008	120,000	0	225	224	191,065	7,963	7,088	326,565
	2007	23,077	0	0	0	12,717	0	415	36,209

1Reflects the second installment of Mr. Gadberry's signing bonus that was paid in fiscal year 2009. See "Employment Agreements" set forth below in this Proxy Statement for further discussion of Mr. Gadberry's signing bonus.

2Reflects the compensation expense recognized for restricted stock, stock options and stock appreciation rights granted in 2003 through 2009, as applicable, by the Corporation for financial statement reporting purposes during 2009, 2008 and 2007 in accordance with FAS 123R, except no assumptions for forfeitures were included. For additional information, refer to Note 16 of "Notes to Consolidated Financial Statements" in the Corporation's Form 10-K for the year ended June 30, 2009 (the "Form 10-K"). See the "Grants of Plan-Based Awards in Fiscal 2009" table for information on awards made in 2009. These grants were made under the Corporation's Long-Term Incentive Plan.

3For 2009, reflects the cash incentive awards to (i) Mr. Hage under the Long-Term Incentive Plan and Short-Term Incentive Plan of $97,092 and $269,700, respectively, (ii) Mr. Gadberry under his cash incentive arrangement (which was earned in fiscal year 2008, but not paid until fiscal year 2009) and the Short-Term Incentive Plan for fiscal year 2009 of $18,492 and $50,700, respectively, and (iii) the other Named Executive Officers under the Short-Term Incentive Plan. Mr. Hage was the only Named Executive Officer that received a cash incentive award under the Long-Term Incentive Plan in 2009. See "Employment Agreements" set forth below in this Proxy Statement for further discussion of Mr. Gadberry's cash incentive arrangement.

For 2008, reflects the cash incentive awards to (i) Mr. Hage under the Long-Term Incentive Plan and Short-Term Incentive Plan of $47,256 and $494,915, respectively, and (ii) the other Named Executive Officers under the Short-Term Incentive Plan. Mr. Hage was the only Named Executive Officer that received a cash incentive award under the Long-Term Incentive Plan in 2008.

For 2007, reflects the cash incentive awards to (i) Mr. Hage under the Long-Term Incentive Plan and Short-Term Incentive Plan of $43,400 and $238,700, respectively, and (ii) the other Named Executive Officers under the Short-Term Incentive Plan. Mr. Hage was the only Named Executive Officer that received a cash incentive award under the Long-Term Incentive Plan in 2007.

4Reflects (i) the net increase in the actuarial present value of the Named Executive Officers' accumulated benefits under the Corporation's Pension Plan and Excess Pension Plan, as applicable, and (ii) above-market interest (interest in excess of 120% of the federal long-term rate) on deferred compensation of Mr. Hage under his Deferred Compensation Agreement. The amounts attributed to items (i) and (ii) are set forth immediately below:

		Increase in Actuarial Present Value of Pension Benefits		Above Market Interest on Deferred Compensation ($)
Name		Pension Plan ($)	Excess Pension Plan ($)
Curtis L. Hage	2009	37,668	4,963	0
	2008	132,925	(7,748)	2,259
	2007	49,172	18,350	1,576
Darrel L. Posegate	2009	17,343	12,198	0
	2008	16,485	0	0
	2007	14,429	0	0
David A. Brown	2009	17,739	0	0
	2008	16,887	0	0
	2007	11,339	0	0
Jon M. Gadberry[6]	2009	13,768	0	0
Brent R. Olthoff	2009	14,160	0	0
	2008	7,963	0	0
	2007	0	0	0

5Set forth below is a detail summary of the amounts included under the "All Other Compensation" column for 2009:

	All Other Compensation for 2009A
Name	401k Plan Matching Contribution ($)	Pension Plan Contribution ($)B	Country Club Dues ($)	Travel Reimbursement ($)C	Parking ($)	Tax Gross Up ($)D	Total Other Compensation ($)
Curtis L. Hage	4,200	71,543	5,878	1,764	690	0	84,075
Darrel L. Posegate	4,300	18,422	5,878	0	0	0	28,600
David A. Brown	5,515	4,544	5,680	1,338	0	0	17,077
Jon M. Gadberry	4,611	4,126	0	0	0	9,696	18,433
Brent R. Olthoff	4,935	3,835	0	0	0	0	8,770

AAll amounts reported are based upon the Corporation's direct costs in providing the listed perquisites.

BFor Mr. Hage, includes contributions to the Pension Plan and Excess Pension Plan of $47,127 and $24,416, respectively. Mr. Posegate, includes contributions to the Pension Plan and Excess Pension Plan of $6,091 and $12,331, respectively. No other Named Executive Officers received contributions to the Excess Pension Plan in 2009. For Messrs. Brown, Gadberry and Olthoff includes contributions to the Pension Plan.

CThe Bank reimburses travel expenses for a spouse to attend special events if attendance at the event is considered to have a business purpose or is important to the success the event.

DReflects the tax gross up on the second installment of Mr. Gadberry's signing bonus.

6Mr. Gadberry joined the Bank in December 2007.

Employment Agreements

              The Corporation, through its wholly owned subsidiary, the Bank, and each of the Named Executive Officers have previously entered into Amended and Restated Employment Agreements and Amended and Restated Change-in-Control Agreements. Each of the employment agreements has a current term of one year, which automatically renews on July 1 for an additional year unless, on or before December 31 of the previous year in the case of Mr. Hage, or March 31 of the previous year in the case of the other Named Executive Officers, either the Bank or the executive officer elects to terminate the employment agreement. In the event an executive officer terminates his employment agreement, his respective change-in-control agreement will also terminate.

              Under the employment agreements, Messrs. Hage, Posegate, Brown, Gadberry and Olthoff are each guaranteed a base salary of no less than $359,600, $239,200, $155,000, $135,200 and $132,000, respectively, which may be subsequently increased as determined appropriately by the Compensation Committee. In addition to the base salary, under the employment agreements each executive officer is entitled to:

  •
  participate in the Bank's executive incentive plans, and

  •
  all other benefits generally made available to the Bank's other employees (including, but not limited term life insurance, medical, dental and disability coverage, paid personal time off and certain retirement benefits).

              Under the terms of the employment agreements, the Bank has the right to immediately terminate each Named Executive Officer for "cause" (as defined below). Additionally, the Bank may, in its reasonable discretion, terminate each executive officer (without prior notice) if he is absent from work for a period of time or in a manner that materially affects the functioning of the Bank or the executive officer's direct or indirect reports; provided, however, that the Bank may not terminate Mr. Hage for absence resulting from approved/excused extended vacation, leave of absence or temporary relocation. Either the Bank or the executive officer may terminate his employment agreement at any time upon 60 days written notice. Additionally, each executive officer's employment under his employment agreement automatically terminates upon his death. For a detailed description of the severance provisions contained in the Named Executive Officers' employment agreement, please refer to "Potential Payments Upon Termination or a Change-In-Control" set forth below.

              In connection with Mr. Gadberry joining the Bank in December 2007, Mr. Gadberry received an offer letter for employment as Senior Vice President/Wealth Management of the Bank. Pursuant to the terms of this offer letter, Mr. Gadberry was entitled to, among other things, (i) receive an annual base salary of $130,000, (ii) a signing bonus of $30,000 (grossed up for taxes due), payable in two installments with the first installment of $10,000 being paid in fiscal year 2008 and the second installment of $20,000 being paid in fiscal year 2009, (iii) a grant of $10,500 of restricted stock, (iv) participate in a cash incentive arrangement for the remainder of fiscal year 2008, which is based upon meeting certain defined personal performance metrics, (v) commence participating in the Short-Term Incentive Plan and Long-Term Incentive Plan in fiscal year 2009, (vi) reimbursement of annual membership fees of one country club, as well as reimbursement for business expenses associated with the use of the country club, (vii) participate in the Pension Plan and 401(k) Plan, and (viii) participate in the Bank's flexible benefit plans.

              Mr. Gadberry's offer letter was superseded by his Amended and Restated Employment Agreement and Amended and Restated Change-in-Control Agreement, the terms of which are further described below.

Grants of Plan-Based Awards for 2009

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[2]			Estimated Possible Payouts Under Equity Incentive Plan Awards[3]
Name (a)	Award Type[1] (b)	Grant Date (c)	Threshold ($) (d)	Target ($) (e)	Maximum ($) (f)	Threshold (#) (g)	Target (#) (h)	Maximum (#) (i)	Grant Date Fair Value of Stock and SAR Awards ($)[4] (l)
Curtis L. Hage
S-T Incentive Plan	Cash	8/21/08	71,920	179,800	—
L-T Incentive Plan	Cash	8/21/08	53,940	107,880	269,700
Darrel L. Posegate
S-T Incentive Plan	Cash	8/21/08	47,840	119,600	—
L-T Incentive Plan	RS	8/21/08				1,438	2,875	7,188	89,706
L-T Incentive Plan	SAR	8/21/08				10,251	20,503	51,257	89,700
David A. Brown
S-T Incentive Plan	Cash	8/21/08	15,500	38,750	—
L-T Incentive Plan	RS	8/21/08				621	1,242	3,105	38,750
L-T Incentive Plan	SAR	8/21/08				4,429	8,857	22,143	38,750
Jon M. Gadberry
S-T Incentive Plan	Cash	8/21/08	13,520	33,800	—
L-T Incentive Plan	RS	8/21/08				542	1,083	2,708	33,796
L-T Incentive Plan	SAR	8/21/08				3,863	7,726	19,314	33,800
Brent R. Olthoff
S-T Incentive Plan	Cash	8/21/08	13,200	33,000	—
L-T Incentive Plan	RS	8/21/08				529	1,058	2,644	32,997
L-T Incentive Plan	SAR	8/21/08				3,771	7,543	18,857	33,000

1Award type:
     Cash = cash incentive award
     RS = restricted stock award
     SAR = stock appreciation right settled in our Common Stock

2Reflects (i) the range of annual cash incentive awards payable to all Named Executive Officers under the Bank's Short-Term Incentive Plan (the "S-T Incentive Plan") for 2009, and (ii) the range of the annual long-term incentive award payable in cash to Mr. Hage under the Bank's Long-Term Incentive Plan (the "L-T Incentive Plan") for 2009.

As further discussed in the Compensation Discussion and Analysis ("CD&A") section of this Proxy Statement, under the S-T Incentive Plan, the Named Executive Officers may earn cash incentive awards upon the Corporation achieving certain growth in diluted earnings per share ("Diluted EPS"). The payout ranges of the cash incentive award are stated as a percentage of the Named Executive Officer's respective base salary. In 2009, the Corporation had to achieve a minimum threshold of 4% growth in Diluted EPS for any cash incentive awards to be paid to the Named Executive Officers. To the extent the Corporation's growth in Diluted EPS exceeds 13% in 2009, the Named Executive Officers are further entitled to a portion of a pool of funds equal to 30% of such excess Diluted EPS over 13%. Thus, there is no maximum payout under the S-T Incentive Plan. The amounts reflected in the "Target" column for the S-T Incentive Plan awards are based upon the Corporation achieving 7% growth in Diluted EPS for 2009. Under the S-T Incentive Plan, Messrs. Hage, Posegate, Brown, Gadberry and Olthoff each received actual cash incentive awards of $269,700, $179,400, $58,125, $50,700 and $49,500, respectively, as further reflected in the "Non-Equity Incentive Plan Compensation" column of the above "Summary Compensation Table."

3Reflects the range of restricted stock awards and stock appreciation rights payable to all of the Named Executive Officers, except for Mr. Hage, under the L-T Incentive Plan in 2009. As further discussed in the CD&A section of this Proxy Statement, the Named Executive Officers may earn long-term incentive awards in the form of cash, restricted stock and/or stock appreciation rights upon the Corporation achieving certain return on equity goals. The payout ranges of the long-term incentive awards are stated as a percentage of the Named Executive Officer's respective base salary. In 2009, the Corporation had to achieve a minimum threshold of 8.5% return on equity for any long-term incentive awards to be paid to the Named Executive Officers, with the maximum threshold being 14.5% return on equity. The amounts reflected in the "Target" column for the L-T Incentive Plan awards are based upon the Corporation achieving a return on equity of 10% for 2009. Under the L-T Incentive Plan, (i) Mr. Hage's incentive award is paid in cash as further discussed in footnote 2 above, and (ii) Messrs. Posegate, Brown, Gadberry and Olthoff incentive award is paid 50% in restricted stock and 50% in stock appreciation rights settled in our Common Stock.

Under the L-T Incentive Plan, (i) Mr. Hage received a cash award of $97,092, and (ii) Messrs. Posegate, Brown, Gadberry and Olthoff each received restricted stock awards of 2,588, 1,118, 975 and 952 shares, respectively, and 18,453, 7,971, 6,953 and 6,789 stock appreciation rights, respectively. These awards vest in 25% increments annually beginning on the first anniversary of their grant date. The exercise price of the stock appreciation rights is equal to the closing sale price of our Common Stock on the date of grant, which was $12.48. The restricted stock awards do not have an exercise price. Dividends are paid on restricted stock awards at the same rate as our Common Stock. Dividends are not paid on stock appreciation rights.

4Represents the aggregate grant date fair value computed in accordance with FAS 123R, except no assumptions for forfeitures were included, based upon the number of shares of restricted stock and stock appreciation rights, as applicable, that could be granted assuming the Corporation achieved maximum performance under the L-T Incentive Plan. However, in 2009, the Corporation did not achieve maximum performance under the L-T Incentive Plan. Based on actual performance in 2009, the aggregate grant date fair value (computed in accordance with FAS 123R, excluding assumptions for forfeitures) of (i) the restricted stock award to Messrs. Posegate, Brown, Gadberry and Olthoff was $32,298, $13,952, $12,168 and $11,881, respectively, and (ii) the stock appreciation rights award to Messrs. Posegate, Brown, Gadberry and Olthoff was $32,293, $13,949, $12,168 and $11,881, respectively.

Outstanding Equity Awards at Fiscal Year-End, June 30, 2009

		Option/SAR Awards[1]					Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable (b)	Number of Securities Underlying Unexercised Options/SARs (#) Unexercisable (c)		Option/SAR Exercise Price ($) (e)	Option/ SAR Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2) (h)
Curtis L. Hage	9/11/01	12,355	0		10.33	9/11/2011
	9/11/02	13,667	0		9.92	9/11/2012
	9/10/03	6,354	0		14.75	9/10/2013
	9/8/04	16,665	0		14.88	9/8/2014	5,556	[6]	65,672
	9/26/05	0	0				15,705	[7]	185,633
Darrel L. Posegate	9/8/04	2,777	0		14.88	9/8/2014	2,778	[6]	32,836
	9/26/05	0	0				7,853	[7]	92,822
	9/13/06	1,704	1,706	[3]	16.00	9/13/2016	332	[3]	3,924
	9/12/07	1,428	4,287	[4]	16.10	9/12/2017	756	[4]	8,936
	9/10/08	0	9,139	[5]	14.71	9/10/2018	1,280	[5]	15,130
David A. Brown	9/13/00	3,972	0		7.75	9/13/2010
	9/11/01	3,539	0		10.33	9/11/2011
	9/11/02	3,934	0		9.92	9/11/2012
	9/10/03	1,849	0		14.75	9/10/2013
	9/8/04	4,514	0		14.88	9/8/2014	1,505	[6]	17,789
	9/26/05	0	0				4,673	[7]	55,235
	9/13/06	842	844	[3]	16.00	9/13/2016	164	[3]	1,938
	9/12/07	567	1,701	[4]	16.10	9/12/2017	300	[4]	3,546
	9/10/08	0	3,409	[5]	14.71	9/10/2018	477	[5]	5,638
Jon M. Gadberry	9/10/08	0	0				714	[5]	8,439
Brent Olthoff	9/12/07	93	285	[4]	16.10	9/12/2017	51	[4]	603
	9/10/08	0	3,409	[5]	14.71	9/10/2018	477	[5]	5,638

1Stock options and stock appreciation rights settled in our Common Stock are included in these columns.

2Market value of the unvested restricted stock is based upon the closing market price of our Common Stock on June 30, 2009 of $11.82, which was the last business day of the 2009 fiscal year.

3The award vests 25% on 9/13/2009 and 25% on 9/13/2010.

4The award vests 25% on 9/12/2009, 25% on 9/12/2010, and 25% on 9/12/2011.

5The award vests 25% on 9/10/2009, 25% on 9/10/2010, 25% on 9/10/2011 and 25% on 9/10/2012.

6The award vests 33 1/3% on 9/8/2009.

7The award vests 33 1/3% on 9/26/2009, and 33 1/3% on 9/26/2010.

Option Exercises and Stock Vested in 2009

	Option Awards[1]		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)[2] (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)[3] (e)
Curtis L. Hage	41,455	169,841	14,995	214,192
Darrel L. Posegate	0	0	7,937	113,862
David A. Brown	0	0	4,487	64,258
Jon M. Gadberry	0	0	0	0
Brent R. Olthoff	0	0	16	247

1These columns reflect only the exercise of stock options by the Named Executive Officers. In 2009, none of the Named Executive Officers exercised any stock appreciation rights.

2The value realized on exercise of stock options is based upon the difference between the market price of our Common Stock on the date of exercise and the exercise price of the stock options.

3The value realized on vesting of the restricted stock is based upon the market price of our Common Stock on the applicable vesting date.

              The following table shows the actuarial present value of accumulated benefits payable to each of our Named Executive Officers under the Corporation's Pension Plan and Excess Pension Plan determined in accordance with the valuation method and assumptions described in Note 14 of "Notes to Consolidated Financial Statements" of the Form 10-K.

2009 Pension Benefits

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Curtis L. Hage	HF Financial Corp. Pension Plan	38	945,987	0
	HF Financial Corp. Excess Pension Plan	15	74,517	0
Darrel L. Posegate	HF Financial Corp. Pension Plan	8	95,743	0
	HF Financial Corp. Excess Pension Plan	8	12,198
David A. Brown	HF Financial Corp. Pension Plan	10	104,890	0
Jon M. Gadberry	HF Financial Corp. Pension Plan	1	13,768	0
Brent R. Olthoff	HF Financial Corp. Pension Plan	2	22,123	0

              In order to attract and retain employees and to assist employees in preparing financially for retirement, the Compensation Committee believes that it is important to provide the Bank's employees, including the Named Executive Officers, with the opportunity to maintain a portion of their respective incomes following retirement. Along with other eligible employees, the Named Executive Officers participate in a defined benefit pension program and a retirement savings plan, which consists of an employee stock ownership plan and 401(k) plan. Certain of the Named Executive Officers are also eligible to participate in an unfunded non-qualified excess pension plan. The purpose of the excess pension plan is to restore benefits that otherwise would be payable under the pension plan if not for Internal Revenue Service limits on compensation and benefits applicable to tax-qualified plans.

              Defined Benefit Pension Plan.    The Corporation sponsors a defined benefit pension plan for its employees. An employee is eligible to participate in the pension plan upon the completion of one year of service and upon reaching the age of 21. That participation is retroactive to the previous July 1. A participant must complete three years of service before such participant earns a vested interest in accrued retirement benefits, at which time the participant is 100% vested. A participant will also be 100% vested if employment ends due to death or disability. The pension plan is funded solely through contributions made by the Corporation. It is anticipated that this obligation will be funded through the Corporation's future earnings.

              A participant is eligible for an early retirement benefit upon the attainment of age 62, provided such participant has participated in the pension plan for a minimum of five years. Currently, Mr. Hage is the only Named Executive Officer eligible for early retirement under the pension plan. The monthly benefit payable at early retirement is the actuarial equivalent of the participant's accrued monthly benefit at age 65. If a participant continues to work beyond age 65, the participant is entitled to the greater of:

  •
  such participant's benefit taking into account all service and compensation through the actual retirement date; or

  •
  the actuarial equivalent of the benefit that would have been payable had the participant retired on the normal retirement date.

              The pension plan computes benefits using a cash balance pension formula with a hypothetical account maintained separately for each participant, with such account credited annually for contributions and earnings. Each year an employer contribution equal to 6% of the participant's compensation for the plan year is allocated to that participant's account. Compensation includes, but is not limited to, wages, commissions, bonuses, overtime, and any amount a participant elects to defer under a salary reduction agreement. Compensation does not include employer contributions to employer-sponsored retirement plans or welfare plans such as life and health insurance plans, nor does it include vested stock options or SARs granted to the participant or stock awarded to the participant in the course of the participant's employment. Investment returns are credited to account balances as of the first day of each plan year for the upcoming plan year in an amount equal to the average daily rates of return for 30 year U.S. Treasury bond during the previous February. Normal retirement age is 65 with five years of service and early retirement age is 62 with five years of service.

              The normal retirement benefit is a monthly annuity based on a participant's hypothetical account balance as of benefit commencement. A participant may elect, at the time of retirement, several optional forms of benefits which are the actuarial equivalent of the normal form, such as the joint and survivor benefits for married participants or an actuarially equivalent lump sum payment. A married participant must receive a joint and 50% survivor annuity unless the participants' spouse consents to a different form of benefit.

              Excess Pension Plan for Executive Officers.    The Corporation also sponsors an unfunded, non-qualified excess pension plan for certain executive officers. Any executive officer of the Corporation or an affiliated organization selected by the Board of Directors is eligible to participate in the excess benefit plan effective as of the first day of the plan year or calendar year following his initial year of selection by the Board. Executives remain eligible to participate in the excess pension plan with respect to each subsequent plan year unless removed as an eligible executive with respect to a plan year by the Board of Directors. Currently, Messrs. Hage, Posegate, Brown and Olthoff are participants in the excess pension plan.

              The Corporation contributes benefits to the excess pension plan on behalf of its participants on an annual basis as follows:

  •
  if a participant was an executive as of June 30, 1999, the Corporation will contribute benefits in an amount equal to the difference between the annual benefit accruals actually credited to the participant under the pension plan under its current cash balance formula, and the amount that would have been credited to the participant under the pension plan under the benefit formula in effect prior to July 1, 1999;

  •
  benefits in an amount equal to the amount of the annual benefit accrual under the pension plan that would otherwise be denied by reason of limitations imposed under the Internal Revenue Code; and

  •
  the Corporation may, but is not required to, contribute benefits in any amount for the plan year, as such amount is determined by the Board of Directors.

              Currently, only Messrs. Hage and Posegate have received contributions under the excess pension plan. The excess pension plan also allows participants to make contributions to the excess pension plan in the form of deferred payments of up to 100% of the participant's base salary and up to 100% of the participant's cash incentive awards and bonuses based on the financial performance of the Corporation. No such deferrals have been made to date.

              A participant is always 100% vested in his deferral contributions to the excess pension plan. With respect to the benefits contributed by the Corporation on behalf of the participant, the participant must complete five years of service before such participant earns a vested interest in such benefits, at which time the participant is 100% vested. A participant will also be 100% vested if such participant dies or if there is a change in control of the Corporation. Benefits under the excess pension plan will be paid on the first day of the month following the six-month anniversary of the participant's termination of employment. Benefits payable by reason of a change in control will be paid on the thirtieth day following a change of control, and benefits payable by reason of a participant's death will be paid to his beneficiary on the sixtieth day following the participant's death. Benefits will be paid in a single lump sum payment. However, a participant may apply to receive distribution of any vested portion of his benefits prior to his termination of employment in the event of certain unforeseen emergencies.

              For information regarding the amounts contributed to the pension plan and excess pension plan accounts of the Named Executive Officers by the Corporation in fiscal 2009, see the "Summary Compensation Table" set forth above.

Nonqualified Deferred Compensation for 2009

Name (a)	Executive Contributions in Last FY ($)[1] (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($)[2] (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($)[3] (f)
Curtis L. Hage	34,616	0	35,911	0	586,747
Darrel L. Posegate	0	0	0	0	0
David A. Brown	0	0	0	0	0
Jon M. Gadberry	0	0	0	0	0
Brent R. Olthoff	0	0	0	0	0

1Represents Mr. Hage's contributions pursuant to the terms of his Amended and Restated Deferred Compensation Agreement, dated December 31, 2008, all of which was reported in the "salary" column of the "Summary Compensation Table" included in this Proxy Statement for 2009.

2Represents aggregate earnings on Mr. Hage's deferral account balance, none of which was reported in the "Change in Pension Value and Non-qualified Deferred Compensation Earnings" column of the "Summary Compensation Table" included in this Proxy Statement as above-market interest (interest in excess of 120% of the federal long-term rate) for Mr. Hage for 2009.

3This column includes deferred compensation earned in earlier years which was disclosed in the Summary Compensation Table as follows: Mr. Hage, $34,616 in 2009, $37,388 in 2008 and $36,000 in 2007.

              Deferred Compensation Agreement.    The Bank and Mr. Hage have previously entered into an Amended and Restated Deferred Compensation Agreement. Pursuant to the Deferred Compensation Agreement, Mr. Hage may elect to defer an amount of his total annual base salary, which amount may be modified by his filing a subsequent signed election form, which modification (subject to certain unforeseeable emergency exceptions) is not effective until the beginning of the following calendar year. Interest on the deferred compensation will be credited and compounded on a monthly basis to a deferral account. The Deferred Compensation Agreement provides that the annual rate of interest becomes effective each plan year and equals The Wall Street Journal prime rate plus one percent on the first business day of the plan year. Mr. Hage's deferral account balance accrued interest at an average annual rate of 6.25% during 2009.

              Pursuant to the Deferred Compensation Agreement with Mr. Hage, the Bank will pay Mr. Hage the deferral account balance in a lump sum on the first day of the month following the six month anniversary of Mr. Hage's termination if Mr. Hage terminates his employment under the following circumstances:

  •
  on or after the normal retirement date for reasons other than death,

  •
  before the normal retirement date, for reasons other than death, change of control or disability, or

  •
  before the normal retirement date for disability.

The normal retirement date is when the executive attains age 65.

              Upon a change in control while Mr. Hage is in the active employ of the Bank, the Bank will pay to Mr. Hage the deferral account balance in a lump sum within 60 days after the change in control. The Bank will also distribute all or a portion of the deferred account balance upon the Bank's determination that Mr. Hage has suffered an unforeseeable emergency.

              If Mr. Hage's employment is terminated due to death while he is in the active service of the Bank, the Bank will pay to Mr. Hage's beneficiary the greater of:

  •
  the deferral account balance at the date of the termination due to death, or

  •
  the projected benefit, which will mean the balance that would have accumulated in the Mr. Hage's deferral account at the normal retirement date, assuming that Mr. Hage: (i) continued to receive compensation at the same rate, (ii) continued to defer compensation at the same rate and (iii) survived to the normal retirement date.

              The Bank will pay the death benefit to Mr. Hage's beneficiary in a lump sum on the sixtieth day after Mr. Hage's death.

              In the event that Mr. Hage is terminated for "cause," as determined in accordance with his employment agreement, the Bank will not pay any benefit attributable to interest credited to the deferral account.

Potential Payments Upon Termination or a Change-in-Control

              Employment Agreements.    The Corporation, through its wholly owned subsidiary, the Bank, has previously entered into employment agreements with each of the Named Executive Officers. Under such agreements, executive officers are entitled to certain severance upon termination without "cause," disability and death.

              If the executive officer is terminated for "cause" by the Bank, the Bank will pay the executive officer his full salary through the date of termination and will have no further obligations to the executive officer under his employment agreement.

              If the executive officer is terminated without "cause" by the Bank, other than by reason of disability or death, the Bank will pay the executive officer:

  •
  his full salary through the date of termination, and

  •
  each month for twelve months one-twelfth of the total of (a) his monthly salary in effect at the time of termination times the number of months remaining until the expiration of his employment agreement, plus (b) an amount equal to one year's annual base salary.

              If the executive officer is terminated by the Bank because of disability (as determined under the Bank's disability plan), the Bank will pay the executive officer through the last day of the month in which he is terminated plus an amount equal to three months base salary.

              If the executive officer is terminated due to his death, the Bank will pay the executive officer's spouse, beneficiary, or estate (a) the executive officer's then current salary through the last day of the month in which such death occurs, and (b) the executive officer's incentive awards under the Short-Term Incentive Plan and the Long-Term Incentive Plan in accordance with the terms of such plans.

              If the executive officer terminates his employment and provides 60 days written notice (as required by the agreement), the Bank will pay the executive officer his current salary through the month in which such termination occurs, plus one additional month's salary. If the executive officer fails to give the requisite 60-day notice, he will forfeit all accrued paid personal time off and the Bank will pay the executive officer his current salary only through the date of termination.

              If the executive officer terminates his employment because he chose not to extend the term of his employment agreement, the Bank will pay the executive officer his full salary during the period of time that the employee continues to work (but not beyond the end of the term of the employment agreement), at the rate then in effect, plus accrued paid personal time off. However, the Bank may request the executive officer to terminate employment before the end of the term of the employment agreement, in which event the Bank will pay the executive officer his full salary through the end of the term of the employment agreement at the rate then in effect, plus accrued paid personal time off. If the executive officer's employment is terminated because the Bank has chosen not to extend the term of his employment agreement, the Bank will pay the executive officer his full salary through the end of the term of the employment agreement at the rate then in effect plus accrued paid personal time off.

              Under the employment agreements, each Named Executive Officer covenants that during the term of his employment agreement and for a period of one year following termination of such agreement by the Bank or by such executive officer for any reason, voluntarily or involuntarily, with or without "cause," he will not, directly or indirectly, engage in or assist others to engage in any business competing with the business carried on by the Bank or solicit business from any customers of the Bank in the locations where the Bank conducts business. Generally, all severance payments under the employment agreements are conditioned upon the executive officer's compliance with these non-compete provisions and any such severance payments must be returned by the executive officer to the Bank if he violates these non-compete provisions. Additionally, the executive officers may not during their employment and for one year thereafter induce or attempt to induce any person who is an employee of the Bank to leave the employ of the Bank or engage in any business that competes with the Bank. The executive officers further agree not to disclose to anyone inside or outside the Bank or use for their own benefit or the benefit of others any confidential, trade secret and proprietary information of the Bank.

              Under the employment agreements, "cause" means termination upon (a) material violation of a law or regulation that: (i) governs the executive officer's conduct as an officer of the Bank, or (ii) in the reasonable opinion of the Bank affects the executive officer's fitness to serve in his position, (b) substantial neglect of the executive officer's duties, (c) action or inaction, which materially and adversely impacts the Bank's safety, soundness, security, assets, customers or employees, (d) dishonesty of a material nature, (e) failure to comply with material rules, regulations or policies of the Bank, (f) engaging in personal conduct which, when considering the executive officer's position with the Bank, would materially detract from its business reputation in the community served, (g) material breach of any material covenant or condition of the employment agreement, and (h) willful and material misconduct.

              In the event a Named Executive Officer is terminated in connection with a "change-in-control," as defined in his change-in-control agreement, the executive officer will be entitled to the severance benefits set forth in the change-in-control agreement, in lieu of the severance benefits set forth in his respective employment agreement.

              Change-In-Control Agreements.    The Corporation, through its wholly owned subsidiary, the Bank, has previously entered into change-in-control agreements with each of the Named Executive Officers, which continues in effect while the executive officer is employed with the Bank; provided, however, that if the executive officer of the Bank gives notice of non-extension of his employment agreement, his change-in-control agreement will terminate when his employment agreement terminates. However, if such notice of non-extension is given by the Bank at a time when the Bank is actively negotiating a transaction with a third party that may result in a change-in-control or at a time when the stockholders of the Corporation are being solicited to vote for directors who would not be continuing directors and the election of such directors would effect a change-in-control, or at a time when the stockholders of the Corporation are being solicited to tender their shares in an offering that if successful would result in a change-in-control, the change-in-control agreement shall not terminated until nine months following the termination of his employment agreement.

              The Compensation Committee does not view the potential benefits conferred upon a change in control of the Corporation as additional elements of compensation due to the fact that a change in control may never occur. The Compensation Committee believes that these arrangements allow the Named Executive Officers to focus their attention and energy on the Corporation's business without any distractions regarding the effects of a change in control, and assists us in maximizing stockholder value by allowing the Named Executive Officers to participate in an objective review of any proposed transaction and whether such transaction is in the best interest of the stockholders.

              Following a "change-in-control" and upon termination of the executive officer's employment within 24 months following a change in control (a) by the Bank for any reason other than "cause," or (b) by the executive officer for "good reason," the executive officer will be entitled to the following benefits:

  •
  full annual base salary through the date of termination;

  •
  any incentive payment under the Bank's Short-Term Incentive Plan that he has a right to receive on the last day of the fiscal year prior to his date of termination;

  •
  any incentive payment under the Bank's Long-Term Incentive Plan that has accrued to him as of the first day of the month following his date of termination;

  •
  (1) for and during the period of time that the executive officer is eligible for and properly elects continued coverage under the Bank's health and dental plans, subsidized coverage as if the executive officer remained an active employee of the Bank but for no more than 36 months following the date of termination and only with respect to the level of health and dental insurance coverage in which the executive officer was enrolled (e.g., single or family); if the executive officer's continuation of coverage terminates for reasons other than nonpayment of the executive officer's share of the costs of the coverage or fraud before he has received 36 months of coverage, reimbursement of the executive officer for replacement health and dental coverage during the remainder of the 36 months following the date of termination, but only with respect to the level of health and dental coverage in which the executive officer was enrolled immediately prior to the notice of termination (e.g., single or family), and only in an amount up to the difference between the then COBRA premium charged by the Bank to continue COBRA and the amount that active employees are required to pay for their coverage, and (2) for up to 18 months after the date of termination, payment of the premiums due under executive officer's disability policy and life insurance policy into which the executive officer is permitted to convert his group term coverage, but only during the time and to the extent that he continues such coverage;

  •
  any benefits payable under the Excess Pension Plan;

  •
  certain out-placement counseling services not to exceed $10,000;

  •
  lump sum payment of $5,000 in lieu of reimbursement for certain financial planning and tax preparation expenses;

  •
  lump sum payment equal to the value of any other fringe benefits or perquisites provided to the executive officer immediately prior to the date of termination; and

  •
  acceleration of vesting of all outstanding awards under the 2002 Stock Plan in accordance with the terms thereof.

              In addition to the above, the Bank will pay a lump sum severance payment equal to a multiple times the sum of (a) the executive officer's annual base salary in effect at the time notice of termination is given or immediately prior to the date of the change-in-control, whichever is greater, and (b) the amount determined as follows: (i) the amount that the executive officer had accrued during the plan year under the Short-Term Incentive Plan as of the first of the month following the month in which the change-in-control occurred, annualized by dividing the amount accrued by the number of months from the start of the plan year to the first of the month following the month in which the change-in-control occurred multiplied by twelve; plus, (ii) the amount of each of the short-term incentive awards, if any, awarded to the executive officer in the three years immediately prior to the change-in-control divided by four. The multiple for Mr. Hage is 2.99, the multiple for Mr. Posegate is 2.0, and the multiple for each of Messrs. Brown, Gadberry, and Olthoff is 1.5. Such severance payments are conditioned upon compliance with the non-compete provisions of the executive officer's employment agreement and any payments made must be returned by the executive officer to the Bank if he violates such non-compete provisions.

              In addition to the above, Mr. Hage is entitled to payment in accordance with his Deferred Compensation Agreement and Messrs. Hage, Posegate and Brown are entitled to a lump sum payment equal to 18 months of membership dues of the country club(s) to which the executive officer is a member on the date of termination.

              No benefits are payable under the change-in-control agreements following a change-in-control if the executive officer is terminated because of his death, by the Bank for "cause," or by the executive officer other than for "good reason."

              The change-in-control agreement for Mr. Hage provides that if any amount or benefit to be paid or provided under such agreement would be an "excess parachute payment," within the meaning of Section 280G of the Internal Revenue Code, then the Bank will make a tax gross up payment to or on behalf of Mr. Hage that will be sufficient to pay in full any federal, state and local income taxes, social security and other employment taxes, and excise and additional excise taxes. The change-in-control agreements for each of Messrs. Posegate, Brown and Gadberry and Olthoff provide that if any payment or distribution (or portion thereof) by the Bank to or for the benefit of such executive officers would be nondeductible by the Bank for federal income tax purposes because of Section 280G of the Internal Revenue Code, then such payment or benefit will be reduced to an amount, not less than zero, that maximizes the aggregate present value of such payments or benefits without causing such to be nondeductible by the Bank.

              Under the change-in-control agreements, "change-in-control" means (a) a change-in-control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, whether or not the Corporation is then subject to such reporting requirement, (b) the public announcement by the Corporation or any person that such person has become the beneficial owner, directly or indirectly, of securities of the Corporation (i) representing 20% or more, but not more than 50%, of the combined voting power of the Corporation's then outstanding securities unless the transaction resulting in such ownership has been approved in advance by the continuing directors, or (ii) representing more than 50% of the combined voting power of the Corporation's then outstanding securities (regardless of any approval by the continuing directors); provided, however, that notwithstanding the foregoing, no change-in-control shall be deemed to have occurred by reason of the ownership of 20% or more of the total voting capital stock of the Corporation's then issued and outstanding by the Corporation, any subsidiary of the Corporation or any employee benefit plan of the Corporation or of any subsidiary of the Corporation or any entity holding shares of its common stock organized, appointed or established for, or pursuant to the terms of, any such plan, (c) any acquisition of control as defined in 12 Code of Federal Regulations Section 574.4, or any successor regulation, of the Corporation which would require the filing of an application for acquisition of control or notice of change-in-control in a manner which is set forth in 12 CFR Section 574.3, or any successor regulation, (d) the continuing directors cease to constitute a majority of the Corporation's Board of Directors, or (e) the stockholders of the Corporation approve (i) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the Corporation stock would be converted into cash, securities or other property, other than a merger of the Corporation in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation, or (iii) any plan of liquidation or dissolution of the Corporation.

              Under the change-in-control agreements, "cause" has the same meaning as set forth in the employment agreements, and as defined above in this Proxy Statement. However, under the change-in-control agreements, termination for "cause" will be proceeded by a fair and complete investigation, and for Mr. Hage, by a vote of the Bank's Board of Directors that there is "cause" under his change-in-control agreement.

              "Good reason" means termination by the executive officer upon the occurrence, without his express written consent, of any one of the more of the following: (a) the assignment to the executive officer of any duties inconsistent in any respect with the executive officer's position (including status, offices, titles, and reporting requirements), authorities, duties, or other responsibilities as in effect immediately prior to the change-in-control or any other action of the Bank which results in a diminishment in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Bank promptly after receipt of notice thereof give by the executive officer, (b) a reduction by the Bank in the executive officer's base salary as in effect on the date hereof or as the same shall be increased from time-to-time, (c) the failure by the Bank to (i) continue in effect any material compensation or benefit plan, program, policy or practice in which the executive officer was participating at the time of the change-in-control, or (ii) provide the executive officer with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program, policy and practice as in effect immediately prior to the change-in-control (or as in effect following the change-in-control, if greater), (d) the failure of the Bank to obtain a satisfactory agreement from any successor to the Bank to assume and agree to perform under the change-in-control agreement, and (e) any purported termination by the Bank of the executive officer's employment that is not effected pursuant to a "Notice of Termination." "Notice of Termination" means a written notice that (1) indicates the specific termination provision in the change-in-control agreement relied upon, (2) sets forth the date of termination, and (3) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the executive officer's employment under the provision so indicated.

              Short-Term Incentive Plan.    Except as provided below, if during the fiscal year of the Bank, a participant terminates his employment or if the Bank terminates the employment of the participant during that same period, all rights to an award under the plan for that year are forfeited. If the employment of a participant terminates after the end of the fiscal year, but before benefits earned during such year are paid, the rights to such benefits are not forfeited. If a participant dies, becomes disabled, retires, or is entitled to benefits under a change-in-control agreement during a plan year, they or their designated beneficiary will receive an incentive payment for the partial year based on the number of months from the start of the plan year to the first of the month following the month in which the death, disability, retirement, or the date of termination occurs, but only to the extent that an incentive payment is otherwise earned for the plan year.

              Long-Term Incentive Plan.    Except as provided below, if the employment of a participant terminates during the fiscal year for which performance is being measured and which might result in an award, all rights to an award under the plan are forfeited. If a participant dies during a plan year, they or their designated beneficiary will receive, in cash, any incentive payment for the partial year otherwise payable in cash, based on the number of months from the start of the plan year to the first month following the month in which the death occurred, but only to the extent that any incentive payment is otherwise earned for the plan year. If a participant is entitled to benefits under a change-in-control agreement, the participant will receive, in cash, any incentive payment for the partial year otherwise payable in cash, based on the number of months from the start of the plan year to the first day of the month following the month in which the date of termination occurs. Once stock appreciation rights, stock options and/or restricted stock have been awarded, the terms of the 2002 Stock Plan will control.

              2002 Stock Option and Incentive Plan and related Award Agreements.    In years prior to 2009, Messrs. Posegate, Brown, Gadberry and Olthoff were awarded stock options, stock appreciation rights and/or restricted stock under the 2002 Stock Plan, and Mr. Hage was awarded stock options and restricted stock under such plan. Under the terms of the 2002 Stock Plan and related award agreements, all unvested stock options, stock appreciation rights and restricted stock awards automatically fully vest upon the participant's death.

Payments Upon Termination

              The following table provides quantitative disclosure of the estimated payments and benefits that would be provided to our Named Executive Officers upon their termination, including their termination in connection with a change in control of the Corporation. The benefits set forth below are calculated as if the Named Executive Officer's termination occurred on June 30, 2009, the last business day of the 2009 fiscal year. Each Named Executive Officer is entitled to receive amounts earned during the term of his employment. These amounts include base salary, any accrued paid personal time off, any benefits that have accrued under the Short-Term Incentive Plan, Long-Term Incentive Plan, 401(k) Plan, ESOP, Pension Plan and Excess Pension and, in the case of Mr. Hage, his deferral account under the Deferred Compensation Agreement, and are not reflected in the below table. Consequently, the below table reflects only the additional compensation the Named Executive Officers are entitled to upon their termination.

              See (a) the "Grants of Plan-Based Awards for 2009" table for the amount of the Named Executive Officers' cash incentive awards earned in 2009 under the Corporation's Short-Term Incentive Plan and Long-Term Incentive Plan, as applicable, (b) the "2009 Pension Benefits" table for the actuarial present value of accumulated benefits payable to each of the Named Executive Officers under the Corporation's Pension Plan and Excess Pension Plan, and (c) the "Nonqualified Deferred Compensation for 2009" table for the amount of Mr. Hage's aggregate deferral account under the Deferred Compensation Agreement.

Named Executive Officer	Cash Severance Payment ($)		Acceleration of Outstanding Stock Options, SARs, and Restricted Stock Awards ($)		Other Benefits ($)		Total Termination Benefits ($)
Curtis L. Hage
Termination by Us for "Cause"	0		0		0		0
Termination by Us Without "Cause"	719,200		0		0		719,200
Termination by Mr. Hage with 60 days notice	29,967		0		18,181	[12]	48,148
Termination by Mr. Hage without 60 days notice	0		0		18,181	[12]	18,181
Termination by the Bank because of Disability	89,900		0		18,181	[12]	108,081
Termination because of Death	0		251,305	[1]	89,558	[2]	340,863
Termination because of Retirement	0		0		0		0
Termination following Change in Control	1,825,182	[4]	251,305	[3]	630,227	[7]	2,706,714
Darrel L. Posegate
Termination by Us for "Cause"	0		0		0		0
Termination by Us Without "Cause" with 60 days notice	478,400		0		0		478,400
Termination by Mr. Posegate with 60 days notice	19,933		0		0		19,933
Termination by Mr. Posegate without 60 days notice	0		0		0		0
Termination by the Bank because of Disability	59,800		0		0		59,800
Termination because of Death	0		153,648	[1]	0		153,648
Termination because of Retirement	0		0		0		0
Termination following Change in Control	854,540	[5]	153,648	[3]	48,502	[8]	1,056,690
David A. Brown
Termination by Us for "Cause"	0		0		0		0
Termination by Us Without "Cause" with 60 days notice	310,000		0		0		310,000
Termination by Mr. Brown with 60 days notice	12,917		0		0		12,917
Termination by Mr. Brown without 60 days notice	0		0		0		0
Termination by the Bank because of Disability	38,750		0		0		38,750
Termination because of Death	0		84,147	[1]	0		84,147
Termination because of Retirement	0		0		0		0
Termination following Change in Control	354,559	[6]	84,147	[3]	57,698	[9]	496,403
Jon M. Gadberry
Termination by Us for "Cause"	0		0		0		0
Termination by Us Without "Cause" with 60 days notice	270,400		0		0		270,400
Termination by Mr. Gadberry with 60 days notice	11,267		0		0		11,267
Termination by Mr. Gadberry without 60 days notice	0		0		0		0
Termination by the Bank because of Disability	33,800		0		4,126	[13]	37,926
Termination because of Death	0		8,439	[1]	4,126	[13]	12,565
Termination because of Retirement	0		0		0		0
Termination following Change in Control	221,813	[6]	8,439	[3]	49,128	[10]	279,380
Brent R. Olthoff
Termination by Us for "Cause"	0		0		0		0
Termination by Us Without "Cause" with 60 days notice	264,000		0		0		264,000
Termination by Mr. Olthoff with 60 days notice	11,000		0		0		11,000
Termination by Mr. Olthoff without 60 days notice	0		0		0		0
Termination by the Bank because of Disability	33,000		0		6,942	[13]	39,942
Termination because of Death	0		6,241	[1]	6,942	[13]	13,183
Termination because of Retirement	0		0		0		0
Termination following Change in Control	292,981	[6]	6,241	[3]	49,017	[11]	348,239

1Amount reflects the acceleration of vesting of all unvested stock options, stock appreciation rights and restricted stock awards upon death, but it excludes stock options and stock appreciation rights where the exercise price exceeds the closing sale price of our Common Stock on June 30, 2009. This value is based upon the closing sale price of our Common Stock on June 30, 2009 of $11.82.

2Amount reflects (a) the estimated additional benefit that Mr. Hage would be entitled to under his Deferred Compensation Agreement assuming he passed on June 30, 2009, which is before his normal retirement date (this amount is in addition to his aggregate deferral account of $586,747 as of June 30, 2009), and (b) estimated interest that would accrue on the deferral account balance until paid in full assuming an annual rate of interest of 6.25%. See the narrative to the "Nonqualified Deferred Compensation for 2009" table for further discussion of these additional benefits upon Mr. Hage's termination as a result of death.

3Amount reflects the acceleration of vesting of all unvested stock options, stock appreciation rights and restricted stock awards upon a change-in-control, but it excludes stock options and stock appreciation rights where the exercise price exceeds the closing sales price of our Common Stock on June 30, 2009. This value is based upon the closing sale price of our Common Stock on June 30, 2009 of $11.82.

4Reflects the amount that is the product of 2.99 times the sum of (a) the executive officer's 2009 base salary, plus (b) the average short-term cash incentive award received by the executive officer over the last 4 years, including 2009.

5Reflects the amount that is the product of 2 times the sum of (a) the executive officer's 2009 base salary, plus (b) the average short-term cash incentive award received by the executive officer over the last 4 years, including 2009.

6Reflects the amount that is the product of 1.5 times the sum of (a) the executive officer's 2009 base salary, plus (b) the average short-term cash incentive award received by the executive officer over the last 4 years, including 2009.

7Includes (a) health and dental insurance for 36 months (present value) of $22,806, (b) life, disability and welfare benefits for 18 months (present value) of $2,169, (c) out-placement counseling services of $10,000, (d) financial planning and tax preparation expenses of $5,000, (e) country club dues for 18 months (present value) of $8,817 and (f) a tax gross up under Section 280G of the Internal Revenue Code of $581,435.

8Includes (a) health and dental insurance for 36 months (present value) of $22,806, (b) life, disability and welfare benefits for 18 months (present value) of $1,879, (c) out-placement counseling services of $10,000, (d) financial planning and tax preparation expenses of $5,000, and (e) country club dues for 18 months (present value) of $8,817.

9Includes (a) health and dental insurance for 36 months (present value) of $32,688, (b) life, disability and welfare benefits for 18 months (present value) of $1,491, (c) out-placement counseling services of $10,000, (d) financial planning and tax preparation expenses of $5,000, and (e) country club dues for 18 months (present value) of $8,519.

10Includes (a) health and dental insurance for 36 months (present value) of $32,688, (b) life, disability and welfare benefits for 18 months (present value) of $1,440, (c) out-placement counseling services of $10,000, and (d) financial planning and tax preparation expenses of $5,000.

11Includes (a) health and dental insurance for 36 months (present value) of $32,688, (b) life, disability and welfare benefits for 18 months (present value) of $1,329, (c) out-placement counseling services of $10,000, and (d) financial planning and tax preparation expenses of $5,000.

12Reflects additional interest that would accrue on Mr. Hage's deferral account balance until paid in full, assuming an annual rate of interest of 6.25%. See the narrative to the "Nonqualified Deferred Compensation" table for further discussion of this additional benefit under Mr. Hage's Deferred Compensation Agreement.

13Reflects the acceleration of Corporation contribution to Pension Plan.

Director Compensation

              Each director of the Corporation is also a director of the Bank. In fiscal 2009, each non-employee director who served as a member of the Board of Directors during the entire fiscal year, received an aggregate of 1,668 shares of restricted common stock pursuant to the 2002 Stock Plan. Commencing with fiscal 2009, and continuing with each subsequent year, restricted stock awards will be made in November to align the grant date with the board members' term of service. The Corporation's Certificate of Incorporation provides that no person will be eligible for election or reelection to the Board of Directors who beneficially owns less than 100 shares of the Corporation's Common Stock.

              Non-employee directors serving on either of the Personnel, Compensation and Benefits Committee or the Nominating and Corporate Governance Committee also receive a meeting fee of $400 for each committee meeting they attend. Non-employee directors serving on the Audit Committee (other than in the capacity of Chairman) receive a meeting fee of $600 for each committee meeting they attend, and the Chairman of the Audit Committee receives a fee of $800 for each meeting attended. Employee directors receive no fees or other awards for their service as a director.

              The following table reflects the compensation paid to the Corporation's non-employee directors for 2009. The compensation paid to Mr. Hage, the Corporation's Chairman, President and Chief Executive Officer, is presented above in the Summary Compensation Table and the related explanatory tables.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)[1,2] (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Curtis J. Bernard	5,900	20,800	0	0	0	0	26,700
Charles T. Day	8,100	20,800	0	0	0	0	28,900
Christine E. Hamilton	8,100	20,800	0	0	0	0	28,900
Robert L. Hanson	7,700	20,800	0	0	0	0	28,500
Bill Pederson	7,300	20,800	0	0	0	0	28,100
Thomas L. Van Wyhe	9,300	20,800	0	0	0	0	30,100

1Reflects the compensation expense recognized for restricted stock awards granted in 2009 by the Corporation for financial statement reporting purposes during 2009 in accordance with FAS 123R, except no assumptions for forfeitures were included. For additional information, refer to Note 16 of "Notes to Consolidated Financial Statements" in the Form 10-K. These restrictive stock grants were made under the 2002 Stock Plan and vest on the first anniversary of their grant date. As of June 30, 2009, the Corporation's non-employee directors held the following shares of unvested restricted stock: Bernard—1,668; Day—1,668; Hamilton—1,668; Hanson—1,668; Pederson—1,668; and Van Wyhe—1,668.

2In 2009, each of the Corporation's non-employee directors received a restricted stock award of 1,668 shares of the Corporation's Common Stock. The aggregate grant date fair value of these 2009 restricted stock awards (computed in accordance with FAS 123R, except no assumptions for forfeitures were included) was $20,800. Dividends are paid on restricted stock awards at the same rate as our Common Stock.

Compensation Committee Interlocks and Insider Participation

              As stated above, in fiscal 2009, the members of the Compensation Committee were Mr. Pederson, Mr. Day, Ms. Hamilton and Mr. Van Wyhe. During fiscal 2009, none of the Corporation's executive officers served on the compensation committee (or its equivalent) or board of directors of another entity one of whose executive officers served on the Corporation's Compensation Committee or Board of Directors. No current or past officer or employee of the Corporation or any of its subsidiaries served on the Corporation's Compensation Committee during fiscal 2009. No member of the Compensation Committee had any relationship requiring disclosure under Item 404 of Regulation S-K of the Exchange Act, other than described in this Proxy Statement under the section "Transactions with Related Persons" set forth below.

Transactions With Related Persons

              The Bank, like many financial institutions, has followed a policy of granting officers, directors and employees loans secured by the borrower's residence, consumer loans and commercial loans. Consumer loans to employees are originated at market rates and terms currently available to the public, and modified to one percent below the market rate. Modifications are not made on loans granted with special promotional rates. In addition, in connection with single-family mortgage loans made to employees, origination fees up to one percent and the underwriting fees are waived for qualified employee applicants, no more than once every twelve months. If the employee relationship ceases, the terms of the loan revert back to the terms that would have applied except for the employee-employer relationship.

              Loans by the Bank to its officers and directors are not prohibited under Section 402 of the Sarbanes-Oxley Act of 2002 because the Bank is an insured depository institution and such loans are subject to the insider lending restrictions of section 22(h) of the Federal Reserve Act. Loans by the Bank to its officers and directors are also subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank and federal laws that require all such loans be made on terms and conditions comparable to those for similar transactions with non-affiliates. All loans by the Bank to its officers and directors are made in the ordinary course of business; are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank; and do not involve more than the normal risk of collectability or present other unfavorable features. All loans from the Bank to its officers, directors, key employees or their affiliates are approved by the Bank's Loan Committee and ratified by the Bank's Board of Directors.

Policy on Review, Approval or Ratification of Transactions with Related Persons

              The Board of Directors has adopted a written policy with respect to transactions involving the Bank and "related persons" (generally the executive officers (anyone in the position of senior vice president and above), directors and principal stockholders and their immediate family members). All employee loans (other than loans to related persons) must be approved by a senior vice president authorized to grant credit, and all loans to related persons require prior approval by the Audit Committee.

              The Corporation intends that all transactions between the Corporation or the Bank and its officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Corporation than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of disinterested members of the Audit Committee.

              Additionally, all transactions with affiliates (an affiliate of a savings association includes the parent company, which controls the savings association and any other company that is controlled by the parent company, which controls the savings association) require the prior approval of a member of the executive management team.

PROPOSAL NO. II—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              The Audit Committee has approved Eide Bailly, LLP ("Eide") as the Corporation's independent registered public accounting firm for the fiscal year ending June 30, 2010. The Board of Directors seeks an indication from the Corporation's stockholders of their approval or disapproval of the Audit Committee's selection of Eide as the Corporation's independent registered public accounting firm for the fiscal year ending June 30, 2010.

              Eide has provided services to the Corporation since fiscal year 2005, which included, among other things, the examination of the Corporation's Annual Report on Form 10-K and reviews of the Corporation's Quarterly Reports on Form 10-Q. A representative of Eide is expected to be present at the Meeting, will have an opportunity to make a statement if such representative so desires, and will be available to respond to appropriate questions. If our stockholders do not ratify the appointment of Eide at the Meeting, the Audit Committee will consider such event in its selection of the Corporation's independent registered public accounting firm for the 2011 fiscal year. Additionally, even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2010 fiscal year if it determines that such a change would be in the best interests of the Corporation and its stockholders.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY, LLP AS THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2010.

Audit Committee Pre-Approval Policies

              Rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002 require audit committees of public companies to pre-approve audit and permissible non-audit services provided by their independent auditors. The Audit Committee has adopted detailed pre-approval policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services are pre-approved. During the fiscal year, in the event it becomes necessary to engage the independent auditor for additional services not contemplated in the original pre-approval, the Corporation will obtain the specific pre-approval of the Audit Committee before engaging the independent auditor. The pre-approval policy requires the Audit Committee to be informed of each service performed by the independent auditor, and the policy does not include any delegation of the Audit Committee's responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the entire Audit Committee at its next scheduled meeting.

              During the fiscal year ended June 30, 2009, all services rendered by Eide, total amounts for which are set forth below, were pre-approved by the Audit Committee in compliance with these procedures.

              Eide served as the Corporation's independent registered public accounting firm for the fiscal year ended June 30, 2009, and fiscal year ended June 30, 2008. Fees billed to the Corporation by Eide for fiscal year 2009 and 2008 are set forth below.

    Fees for Fiscal Year Ended June 30, 2009:

              Audit Fees.    Eide billed a total amount of $142,150 for "Audit Fees," which fees related to (i) the audit of the Corporation's annual financial statements for the fiscal year ended June 30, 2009, (ii) the reviews of the financial statements included in the Corporation's Forms 10-Q for the 2009 fiscal year, and (iii) the examination of management's assertion regarding the effectiveness of internal controls (FDICIA).

              Audit-Related Fees.    Eide billed a total amount of $29,050 for "Audit-Related Fees," which fees related to (i) the audit of the Corporation's pension plan and retirement savings plan during the fiscal year ended June 30, 2009, and (ii) attestation services incurred in connection with the Corporation's compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program.

              Tax Fees.    Eide performed no professional tax services for the fiscal year ended June 30, 2009.

              All Other Fees.    Eide billed a total amount of $44,150 for "All Other Fees," which fees related to employment background screenings and Sarbanes-Oxley consulting.

    Fees for Fiscal Year Ended June 30, 2008:

              Audit Fees.    Eide billed a total amount of $117,200 for "Audit Fees," which fees related to (i) the audit of the Corporation's annual financial statements for the fiscal year ended June 30, 2008, and (ii) the reviews of the financial statements included in the Corporation's Forms 10-Q for the 2008 fiscal year.

              Audit-Related Fees.    Eide billed a total amount of $17,300 for "Audit-Related Fees," which fees related to (i) the audit of the Corporation's pension plan and retirement savings plan during the fiscal year ended June 30, 2008, and (ii) attestation services incurred in connection with the Corporation's compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program.

              Tax Fees.    Eide performed no professional tax services for the fiscal year ended June 30, 2008.

              All Other Fees.    Eide billed a total amount of $3,351 for "All Other Fees," which fees related to employment background screenings.

              The Audit Committee considers the provision of services referenced above to be compatible with maintaining Eide's independence.

Report of the Audit Committee

              The Audit Committee of the Board of Directors is responsible for, among other things, providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee is currently composed of three directors, each of whom is an independent director as defined in the NASDAQ Marketplace Rules and Rule 10A-3(b)(1)(ii) of the Exchange Act, pursuant to the exemption set forth in Rule 10A-3(b)(1)(iv)(B) of the Exchange Act. The Audit Committee operates pursuant to a written charter approved by the Board of Directors.

              Management is responsible for the Corporation's internal controls and financial reporting process. The Corporation's independent registered public accounting firm, Eide Bailly, LLP, is responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the "PCAOB") and for expressing an opinion on the conformity of such financial statements to U.S. generally accepted accounting principles. The Audit Committee's responsibility is to monitor and oversee these processes.

              In connection with these responsibilities, the Audit Committee met with management and Eide Bailly, LLP to review and discuss the Corporation's audited financial statements for the fiscal year ended June 30, 2009. The Audit Committee discussed with Eide Bailly, LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as modified or supplemented. The Audit Committee also received written disclosures and the letter from Eide Bailly, LLP required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and the Audit Committee has discussed with Eide Bailly, LLP that firm's independence.

              Based upon the Audit Committee's discussions with management and Eide Bailly, LLP and based upon the Audit Committee's review of the representations of management and Eide Bailly, LLP, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2009, for filing with the SEC.

HF Financial Corp. Audit Committee

2009 Members

Robert L. Hanson (Chair)
Curtis J. Bernard
Thomas L. Van Wyhe

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Section 16(a) of the Exchange Act requires the Corporation's directors and executive officers, and persons who own more than 10% of the Corporation's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Corporation's Common Stock. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

              Based solely on a review of the copies of such reports furnished to the Corporation and written representations from its executive officers and directors that no other reports were required, the Corporation believes that during the fiscal year ended June 30, 2009, all of its officers, directors and greater than 10% beneficial owners have timely satisfied their Section 16(a) reporting obligations for the fiscal year ended June 30, 2009, except that Darrel L. Posegate, the Corporation's Executive Vice President, Chief Financial Officer and Treasurer, failed to timely report transactions on Form 4s related to a spousal IRA.

CODE OF CONDUCT AND ETHICS

              The Board of Directors has adopted a Code of Conduct and Ethics that applies to all of the Corporation's directors, officers and employees, including its principal executive officer and principal financial and accounting officer. The full text of the Code of Conduct and Ethics is available to stockholders on the Corporation's website at http://www.homefederal.com/AboutHomeFederal/HFFinancialCorp. Amendments and modifications to, and waivers of, the Code of Conduct and Ethics will be promptly disclosed by the Corporation, to the extent required under the Exchange Act and the NASDAQ Marketplace Rules, on a current report on Form 8-K.

STOCKHOLDER PROPOSALS

              In order to be eligible for inclusion in the Corporation's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive offices, 225 South Main Avenue, Sioux Falls, South Dakota 57104, no later than June 16, 2010. Proposals submitted after June 16, 2010 will not be timely filed with the Corporation. Any such proposals must also be in accordance with the provisions of Rule 14a-8 of the Exchange Act, as supplemented or modified. Stockholders who intend to present a proposal at next year's annual meeting of stockholders without including such proposal in the Corporation's proxy statement must provide the Corporation with written notice of such proposal no earlier than July 21, 2010 and no later than August 20, 2010. Notice of proposals submitted earlier than July 21, 2010 or after August 21, 2010, will not be timely filed with the Corporation. This notice must also contain the information required by our Bylaws. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the Corporation's Bylaws and other applicable laws and regulations.

ANNUAL REPORT

              The Corporation's Summary Report to Stockholders and Annual Report on Form 10-K for the fiscal year ending June 30, 2009, including financial statements, is being mailed with this Proxy Statement to stockholders entitled to notice of the Meeting.

OTHER MATTERS

              The Board of Directors does not intend to bring before the Meeting any business other than the election of directors and ratification of Eide Bailly, LLP as the Corporation's independent registered public accounting firm for the fiscal year ending June 30, 2010 as set forth in this Proxy

Statement and has not been informed that any other business is to be presented at the Meeting. However, if any matters other than those referred to in this Proxy Statement should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

By Order of the Board of Directors,

Pamela F. Russo Corporate Secretary

Sioux Falls, South Dakota
October 14, 2009

58907 FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time on November 17, 2009. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET http://www.proxyvoting.com/hffc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. HF FINANCIAL CORP. Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Please mark your votes as indicated in this example X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE CLASS I DIRECTOR NOMINEES LISTED BELOW AND THE RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY, LLP. FOR ALL Nominees: WITHHOLD FOR ALL *FOR ALL EXCEPT FOR AGAINST ABSTAIN ITEM 1. To elect as directors all Class I director nominees listed ITEM 2. To ratify the appointment of Eide Bailly, LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2010. 01 David J. Horazdovsky 02 William G. Pederson * INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “For All Except” box above and write that nominee’s name in the space provided below. Mark Here for Address Change or Comments SEE REVERSE

58907 You can now access your HF Financial Corp. account online. Access your HF Financial Corp. account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for HF Financial Corp., now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting to be Held on November 18, 2009. The proxy materials for the Corporation's Annual Meeting of Stockholders, including the 2009 Annual Report on Form 10-K, Proxy Statement and any other additional soliciting materials, are available over the Internet at: http://bnymellon.mobular.net/bnymellon/hffc PROXY PROXY CARD HF FINANCIAL CORP. ANNUAL MEETING OF STOCKHOLDERS NOVEMBER 18, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Charles T. Day, Curtis L. Hage, Robert L. Hanson, Christine E. Hamilton and Thomas L. Van Wyhe each with the power to act alone and with full power of substitution, to act as attorneys and proxies for the undersigned to represent and vote all shares of common stock, par value $0.01 per share, of HF Financial Corp. (the “Corporation”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”), to be held on November 18, 2009, at the Best Western Ramkota Inn, located at 3200 West Maple Street, Sioux Falls, South Dakota 57107, at 2:00 p.m., Central Standard Time, and at any and all adjournments or postponements thereof, as specified on the reverse side of this proxy. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED HEREON AND FOR THE RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY, LLP, AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2010. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on November 18, 2009
ANNUAL MEETING OF STOCKHOLDERS November 18, 2009
PROPOSAL I—ELECTION OF DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
PROPOSAL NO. II—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF CONDUCT AND ETHICS
STOCKHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS